Filed Pursuant to Rule 497(b)
Registration Nos.   333-113124
333-117414
333-111206

TAX EXEMPT

SECURITIES TRUST

Intermediate Term Trust 76

New York Trust 248

Pennsylvania Trust 133

UNIT INVESTMENT TRUSTS

The Tax Exempt Securities Trust is sponsored by Citigroup Global Markets Inc. and consists of three separate unit investment trusts: Intermediate Term Trust 76, New York Trust 248 and Pennsylvania Trust 133. The Intermediate Term Trust contains a fixed portfolio of intermediate-term municipal bonds and the New York and Pennsylvania Trusts each contain a fixed portfolio of long-term municipal bonds. The interest income of these bonds is generally exempt from federal income tax and, for state designated trusts, state and local income tax in the state for which the trust is named.

This Prospectus contains two parts. Part A contains the Summary of Essential Information including summary material relating to the trusts, the Portfolios and the Statements of Financial Condition. Part B contains more detailed information about the Tax Exempt Securities Trust and Part C contains specific information about the state designated trusts. Part A may not be distributed unless accompanied by Parts B and C.

Read and retain this Prospectus for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Prospectus dated September 17, 2004

INVESTMENT PRODUCTS: NOT FDIC INSURED; NO BANK GUARANTEE; MAY LOSE MONEY

TAX EXEMPT SECURITIES TRUST

INVESTMENT SUMMARY AS OF SEPTEMBER 16, 2004

Use this Investment Summary to help you decide whether the portfolios comprising the Tax Exempt Securities Trust are right for you. More detailed information can be found later in this prospectus.

Investment Objective

Each of the trusts seeks to pay investors monthly distributions of tax exempt interest income while conserving their capital. The Sponsor has selected a fixed portfolio of municipal bonds intended to achieve these goals.

Investment Strategy

All of the bonds in the trusts are rated A or better by Standard & Poor’s, Moody’s or Fitch Ratings. State designated trusts primarily contain bonds issued by the state for which the trust is named or counties, municipalities, authorities or political subdivisions of that state.

Taxes

Interest received by the unit holders of the trusts on the bonds in each of the trusts is generally exempt from regular federal income tax. Interest on the bonds in each state trust is also generally exempt from certain state and local personal income taxes of the state for which the trust is named.

Risk Factors

Holders can lose money by investing in these trusts. The value of the units and the bonds held in the portfolio can each decline in value. An investment in units of a trust should be made with an understanding of the following risks:

•	Municipal bonds are long-term fixed rate debt obligations that decline in value with increases in interest rates, an issuer’s worsening financial condition or a drop in bond ratings.

•	The effective maturity of a long-term bond may be dramatically different than shorter term obligations. Investors will receive early returns of principal when bonds are called or sold before they mature. Investors may not be able to reinvest the money they receive at as high a yield or as long a maturity.

•	The municipal bonds could lose their tax-exempt status either due to future legislation or due to the failure of a public issuer of a bond (or private guarantor) to meet certain conditions imposed by various tax laws.

•	The default of an issuer of a municipal bond in making its payment obligation could result in the loss of interest income and/or principal to investors.

•	Since the portfolio of each of the trusts is fixed and not managed, in general the Sponsor can only sell bonds at a trust’s termination or in order to meet redemptions. As a result, the price at which a bond is sold may not be the highest price it attained during the life of a trust.

The Public Offering Price

The Public Offering Price plus estimated organization costs per unit as of September 16, 2004, would have been $1,064.88 for the Intermediate Term Trust, $1,063.74 for the New York Trust and $1,066.74 for the Pennsylvania Trust.

During the initial public offering period the Public Offering Price per unit is calculated by:

•	dividing the aggregate offering price of the underlying bonds in a trust by the number of units outstanding.

•	adding a sales charge of 3.70% (3.842% of the aggregate offering price of the bonds per unit) for the Intermediate Term Trust and 4.70% (4.932% of the aggregate offering price of the bonds per unit) for the New York and Pennsylvania Trusts.

•	adding a per unit amount sufficient to reimburse the Sponsor for organization costs.

After the initial offering period the Public Offering Price per unit is calculated by:

•	dividing the aggregate bid price of the underlying bonds in a trust by the number of units outstanding.

•	adding a sales charge of 3.70% (3.842% of the aggregate offering price of the bonds per unit) for the Intermediate Term Trust and 4.70% (4.932% of the aggregate bid price of the bonds per unit) for the New York and Pennsylvania Trusts.

Market for Units

The Sponsor currently intends to repurchase units from holders at prices based upon the aggregate bid price of the underlying bonds. The Sponsor is not obligated to maintain a market and may stop doing so without prior notice for any business reason. If the Sponsor stops repurchasing units, a unit holder may dispose of its units by redemption through the Trustee. The price received from the Trustee by the unit holder for units being redeemed is also based upon the aggregate bid price of the underlying bonds. Units can be sold at any time to the Sponsor or the Trustee without fee or penalty.

TAX EXEMPT SECURITIES TRUST

FEE TABLE FOR INTERMEDIATE TERM TRUST 76

This Fee Table is intended to help you to understand the costs and expenses that you will bear directly or indirectly. See Public Sale of Units and Expenses and Charges. Although each Trust is a unit investment trust rather than a mutual fund, this information is presented to permit a comparison of fees.

Unitholder Transaction Expenses (fees paid directly from your investment)

	As a % of Public Offering Price	Amounts per Unit
Maximum Sales Charge Imposed on Purchase (as a percentage of offering price)	3.70%	$39.31
Reimbursement to Sponsor for Estimated Organization Costs	.235%	$2.50

Estimated Annual Trust Operating Expenses (expenses that are deducted from Trust assets)
	As a % of Net Assets	Amounts per Unit
Trustee’s Fee	.090%	$.92
Other Operating Expenses	.063%	$.64
Maximum Portfolio Supervision, Bookkeeping and Administrative Fees	.024%	$.25

Total	.177%	$1.81

Example

	Cumulative Expenses and Charges Paid for Period
	1 Year	3 Years	5 Years	10 Years
An investor would pay the following expenses and charges on a $10,000 investment, assuming the Trust’s estimated operating expense ratio of .177% and a 5% annual return on the investment throughout the periods	$411	$448	$489	$611

The example assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission regulations applicable to mutual funds. The example should not be considered a representation of past or future expenses or annual rate of return; the actual expenses and annual rate of return may be more or less than those assumed for purposes of the example.

TAX EXEMPT SECURITIES TRUST

FEE TABLE FOR NEW YORK TRUST 248

This Fee Table is intended to help you to understand the costs and expenses that you will bear directly or indirectly. See Public Sale of Units and Expenses and Charges. Although each Trust is a unit investment trust rather than a mutual fund, this information is presented to permit a comparison of fees.

Unitholder Transaction Expenses (fees paid directly from your investment)

	As a % of Public Offering Price	Amounts per Unit
Maximum Sales Charge Imposed on Purchase (as a percentage of offering price)	4.70%	$49.88
Reimbursement to Sponsor for Estimated Organization Costs	.236%	$2.50

Estimated Annual Trust Operating Expenses (expenses that are deducted from Trust assets)
	As a % of Net Assets	Amounts per Unit
Trustee’s Fee	.103%	$1.04
Other Operating Expenses	.052%	$.53
Maximum Portfolio Supervision, Bookkeeping and Administrative Fees	.025%	$.25

Total	.180%	$1.82

Example

	Cumulative Expenses and Charges Paid for Period
	1 Year	3 Years	5 Years	10 Years
An investor would pay the following expenses and charges on a $10,000 investment, assuming the Trust’s estimated operating expense ratio of .180% and a 5% annual return on the investment throughout the periods	$511	$548	$590	$712

The example assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission regulations applicable to mutual funds. The example should not be considered a representation of past or future expenses or annual rate of return; the actual expenses and annual rate of return may be more or less than those assumed for purposes of the example.

TAX EXEMPT SECURITIES TRUST

FEE TABLE FOR PENNSYLVANIA TRUST 133

This Fee Table is intended to help you to understand the costs and expenses that you will bear directly or indirectly. See Public Sale of Units and Expenses and Charges. Although each Trust is a unit investment trust rather than a mutual fund, this information is presented to permit a comparison of fees.

Unitholder Transaction Expenses (fees paid directly from your investment)

	As a % of Public Offering Price	Amounts per Unit
Maximum Sales Charge Imposed on Purchase (as a percentage of offering price)	4.70%	$50.02
Reimbursement to Sponsor for Estimated Organization Costs	.235%	$2.50

Estimated Annual Trust Operating Expenses (expenses that are deducted from Trust assets)
	As a % of Net Assets	Amounts per Unit
Trustee’s Fee	.092%	$.93
Other Operating Expenses	.059%	$.60
Maximum Portfolio Supervision, Bookkeeping and Administrative Fees	.025%	$.25

Total	.176%	$1.78

Example

	Cumulative Expenses and Charges Paid for Period
	1 Year	3 Years	5 Years	10 Years
An investor would pay the following expenses and charges on a $10,000 investment, assuming the Trust’s estimated operating expense ratio of .176% and a 5% annual return on the investment throughout the periods	$510	$547	$588	$707

The example assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission regulations applicable to mutual funds. The example should not be considered a representation of past or future expenses or annual rate of return; the actual expenses and annual rate of return may be more or less than those assumed for purposes of the example.

TAX EXEMPT SECURITIES TRUST

SUMMARY OF ESSENTIAL INFORMATION

AS OF SEPTEMBER 16, 2004 ♦

Sponsor

Citigroup Global Markets Inc.

Trustee

The Bank of New York

Evaluator

Standard & Poor’s Securities Evaluations, Inc.

Date of Deposit and of Trust Agreement

September 16, 2004

Mandatory Termination Date*

Each Trust will terminate on the date of maturity, redemption, sale or other disposition of the last Bond held in the Trust.

Record Dates

The first day of each month, commencing October 1, 2004.

Distribution Dates

The fifteenth day of each month, commencing October 15, 2004.**

Evaluation Time

As of 4:00 p.m. Eastern Time.

Evaluator’s Fee

The Evaluator will receive a fee of $.29 per Bond per evaluation.

Sponsor’s Annual Portfolio Supervision Fee***

Maximum of $.25 per $1,000 face amount of the underlying Bonds.

♦	The Date of Deposit. The Date of Deposit is the date on which the Trust Agreement was signed and the deposit with the Trustee was made.
*	The actual date of termination of each Trust may be considerably earlier (see Part B, “Amendment and Termination of the Trust Agreement—Termination”).
**	The first monthly income distribution of $1.64 for the Intermediate Term Trust, $1.96 for the New York Trust and $2.04 for the Pennsylvania Trust will be made on October 15, 2004.
***	In addition to this amount, the Sponsor may be reimbursed for bookkeeping and other administrative expenses not exceeding its actual costs.

TAX EXEMPT SECURITIES TRUST

SUMMARY OF ESSENTIAL INFORMATION

AS OF SEPTEMBER 16, 2004

Intermediate Term Trust 76
Principal Amount of Bonds in Trust	$4,000,000
Number of Units	4,000
Principal Amount of Bonds in Trust per Unit	$1,000
Fractional Undivided Interest in Trust per Unit	1/4,000
Minimum Value of Trust:
Trust Agreement may be Terminated if Principal Amount is less than	$2,000,000
Calculation of Public Offering Price per Unit*:
Aggregate Offering Price of Bonds in Trust	$4,092,277

Divided by Number of Units	$1,023.07
Plus: Sales Charge (3.70% of the Public Offering Price)	$39.31

Public Offering Price per Unit	$1,062.38
Plus: Estimated Organization Costs	$2.50
Plus: Accrued Interest*	$.65

Total	$1,065.53

Sponsor’s Initial Repurchase Price per Unit (per Unit Offering Price of Bonds)**	$1,023.07
Approximate Redemption Price per Unit (per Unit Bid Price of Bonds)**	$1,020.04

Difference Between per Unit Offering and Bid Prices of Bonds	$3.03

Calculation of Estimated Net Annual Income per Unit:
Estimated Annual Income per Unit	$41.29
Less: Estimated Trustee’s Annual Fee***	$.92
Less: Other Estimated Annual Expenses	$.89

Estimated Net Annual Income per Unit	$39.48

Calculation of Monthly Income Distribution per Unit:
Estimated Net Annual Income per Unit	$39.48
Divided by 12	$3.29
Accrued interest from the day after the Date of Deposit to the first record date**	$1.64
First distribution per Unit	$1.64
Daily Rate (360-day basis) of Income Accrual per Unit	$.1096
Estimated Long-Term Return****	3.16%

*	Accrued interest will commence on the day after the Date of Deposit through the date of settlement (normally three business days after purchase).
**	This figure will also include accrued interest from the day after the Date of Deposit through the date of settlement (normally three business days after purchase) and the net cash on hand in the relevant Trust, accrued expenses of such Trust and amounts distributable to holders of record of Units of such Trust as of a date prior to the computation date, on a pro rata basis. As of the close of the initial offering period, the Redemption Price per Unit and the Sponsor’s Repurchase Price per Unit for each Trust will be reduced to reflect the payment of the per Unit organization costs.
***	Per $1,000 principal amount of Bonds, plus expenses.
****	The Estimated Long-Term Return is calculated using a formula which (1) takes into consideration, and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Bonds in the Trust and (2) takes into account the expenses and sales charge associated with each Unit. Since the market values and estimated retirements of the Bonds and the expenses of the Trust will change, there is no assurance that the present Estimated Long-Term Return as indicated above will be realized in the future.

TAX EXEMPT SECURITIES TRUST

SUMMARY OF ESSENTIAL INFORMATION

AS OF SEPTEMBER 16, 2004

	New York Trust 248	Pennsylvania Trust 133
Principal Amount of Bonds in Trust	$5,000,000	$2,500,000
Number of Units	5,000	2,500
Principal Amount of Bonds in Trust per Unit	$1,000	$1,000
Fractional Undivided Interest in Trust per Unit	1/5,000	1/2,500
Minimum Value of Trust:
Trust Agreement may be Terminated if Principal Amount is less than	$2,500,000	$1,250,000
Calculation of Public Offering Price per Unit*:
Aggregate Offering Price of Bonds in Trust	$5,056,783	$2,535,561

Divided by Number of Units	$1,011.36	$1,014.22
Plus: Sales Charge (4.70% of the Public Offering Price)	$49.88	$50.02

Public Offering Price per Unit	$1,061.24	$1,064.24
Plus: Estimated Organization Costs	$2.50	$2.50
Plus: Accrued Interest*	$.78	$.81

Total	$1,064.52	$1,067.55

Sponsor’s Initial Repurchase Price per Unit (per Unit Offering Price of Bonds)**	$1,011.36	$1,014.22
Approximate Redemption Price per Unit (per Unit Bid Price of Bonds)**	$1,002.09	$1,004.38

Difference Between per Unit Offering and Bid Prices of Bonds	$9.27	$9.84

Calculation of Estimated Net Annual Income per Unit:
Estimated Annual Income per Unit	$49.10	$50.86
Less: Estimated Trustee’s Annual Fee***	$1.04	$.93
Less: Other Estimated Annual Expenses	$.78	$.85

Estimated Net Annual Income per Unit	$47.28	$49.08

Calculation of Monthly Income Distribution per Unit:
Estimated Net Annual Income per Unit	$47.28	$49.08
Divided by 12	$3.94	$4.09
Accrued interest from the day after the Date of Deposit to the first record date**	$1.96	$2.04
First distribution per Unit	$1.96	$2.04
Daily Rate (360-day basis) of Income Accrual per Unit	$.1313	$.1363
Estimated Current Return based on Public Offering Price****	4.44%	4.60%
Estimated Long-Term Return****	4.23%	4.35%

*	Accrued interest will commence on the day after the Date of Deposit through the date of settlement (normally three business days after purchase).
**	This figure will also include accrued interest from the day after the Date of Deposit through the date of settlement (normally three business days after purchase) and the net cash on hand in the relevant Trust, accrued expenses of such Trust and amounts distributable to holders of record of Units of such Trust as of a date prior to the computation date, on a pro rata basis. As of the close of the initial offering period, the Redemption Price per Unit and the Sponsor’s Repurchase Price per Unit for each Trust will be reduced to reflect the payment of the per Unit organization costs.
***	Per $1,000 principal amount of Bonds, plus expenses.
****	The Estimated Current Return is calculated by dividing the Estimated Net Annual Interest Income per Unit by the Public Offering Price per Unit. The Estimated Net Annual Interest Income per Unit will vary with changes in fees and expenses of the Trustee and the Evaluator and with the principal prepayment, redemption, maturity, exchange or sale of Bonds while the Public Offering Price will vary with changes in the offering price of the underlying Bonds; therefore, there is no assurance that the present Estimated Current Return indicated above will be realized in the future. The Estimated Long-Term Return is calculated using a formula which (1) takes into consideration, and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Bonds in the Trust and (2) takes into account the expenses and sales charge associated with each Unit. Since the market values and estimated retirements of the Bonds and the expenses of the Trust will change, there is no assurance that the present Estimated Long-Term Return as indicated above will be realized in the future. The Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of the Estimated Long-Term Return reflects the estimated date and amount of principal returned while the Estimated Current Return calculations include only Net Annual Interest Income and Public Offering Price as of the Date of Deposit.

TAX EXEMPT SECURITIES TRUST

PORTFOLIO SUMMARY AS OF SEPTEMBER 16, 2004

	Intermediate Term Trust 76	New York Trust 248	Pennsylvania Trust 133
Number of municipal bonds (from 10 states for the Intermediate Term Trust, from New York and Puerto Rico for the New York Trust and from Pennsylvania and Puerto Rico for the Pennsylvania Trust)	16	13	8
Number of bonds issued with “original issue discount”	7	9	7
Average life to maturity of the bonds in the Trust (in years)	9.9	29.0	28.9

	Percentages†	Percentages†	Percentages†
Percentage of bonds acquired prior to the deposit of all the Securities by the Sponsor into the Trust from Citigroup Global Markets Inc. and its affiliates (as sole underwriter, member of underwriting syndicate or otherwise from its own organization)**	0.0%	0.0%	15.1%
General obligation bonds backed by the taxing power of state issuer	19.2%	0.0%	15.1%
Bonds not supported by the issuer’s power to levy tax	80.8%	100.0%	84.9%
The bonds derived their income from the following primary sources:
• educational facilities	25.8%*	5.3%	19.7%
• hospital and health care facilities	25.2%*	10.2%	25.6%*
• housing facilities	11.3%	15.1%	0.0%
• industrial development facilities	5.6%	0.0%	0.0%
• recreational facilities	0.0%	0.0%	14.5%
• sales tax	6.1%	10.1%	0.0%
• tobacco settlement	6.8%	0.0%	0.0%
• transportation facilities	0.0%	24.5%	15.0%
• various purpose	0.0%	14.7%	0.0%
• water and sewer facilities	0.0%	20.1%	10.1%
The bonds in the Trust are rated as follows:
• Standard & Poor’s
AAA	20.6%	24.1%	39.7%
AA	36.0%	45.8%	0.0%
A	15.6%	19.9%	50.2%

Total	72.2%	89.8%	89.9%

• Moody’s
Aa	15.1%	0.0%	0.0%
A	12.7%	10.2%	0.0%

Total	27.8%	10.2%	0.0%

• Fitch Ratings
A	0.0%	0.0%	10.1%

Total	0.0%	0.0%	10.1%

The following insurance companies have insured the bonds in the Trust as to timely payment of principal and interest:
• AMBAC	0.0%	0.0%	14.5%
• FGIC	5.6%	0.0%	0.0%
• FSA	15.0%	0.0%	25.2%
• MBIA	0.0%	9.7%	0.0%
• Radian	16.2%	0.0%	0.0%
• XLCA	0.0%	4.8%	0.0%

Total	36.8%	14.5%	39.7%

†	Percentages based on the aggregate offering price of the bonds in the Trust.
*	The Trust is considered to be “concentrated” in a particular category when bonds of that type make up 25% or more of the portfolio.
**	Citigroup Global Markets Inc. and its affiliates may have gains or losses on the sales of bonds to the Sponsor for deposit in the Trust.

UNDERWRITING

The names and addresses of the Underwriters and the number of Units to be sold by them are as follows:

	Intermediate Term Trust 76	New York Trust 248	Pennsylvania Trust 133
Citigroup Global Markets Inc. 388 Greenwich Street New York, New York 10013	1,400	4,800	2,200

SWS Securities 45 Broadway New York, New York 10006	2,000	—	100

UBS Financial Services Inc. 1285 Avenue of the Americas, 9th Floor New York, New York 10019	500	100	100

Wachovia Securities LLC 901 East Byrd Street Richmond, Virginia 23219	100	100	100

Total	4,000	5,000	2,500

Report of Independent Registered Public Accounting Firm

To the Sponsor, Trustee and Unit Holders of

Tax Exempt Securities Trust, Intermediate Term Trust 76, New York Trust 248 and Pennsylvania Trust 133

We have audited the accompanying statements of financial condition, including the portfolios of securities, of each of the respective trusts constituting Tax Exempt Securities Trust, Intermediate Term Trust 76, New York Trust 248 and Pennsylvania Trust 133 as of September 16, 2004. These financial statements are the responsibility of the Sponsor (see note 6 to the statements of financial condition). Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of financial condition are free of material misstatement. An audit of a statement of financial condition includes examining, on a test basis, evidence supporting the amounts and disclosures in that statement of financial condition. Our procedures included confirmation with the Trustee of an irrevocable letter of credit deposited on September 16, 2004, and other appropriate auditing procedures for the purchase of securities, as shown in the statements of financial condition and portfolios of securities. An audit of a statement of financial condition also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of financial condition presentation. We believe that our audits of the statements of financial condition provide a reasonable basis for our opinion.

In our opinion, the statements of financial condition referred to above present fairly, in all material respects, the financial position of each of the respective trusts constituting Tax Exempt Securities Trust, Intermediate Term Trust 76, New York Trust 248 and Pennsylvania Trust 133 as of September 16, 2004, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 16, 2004

TAX EXEMPT SECURITIES TRUST

STATEMENTS OF FINANCIAL CONDITION

AS OF DATE OF DEPOSIT, SEPTEMBER 16, 2004

	TRUST PROPERTY
	Intermediate Term Trust 76	New York Trust 248	Pennsylvania Trust 133
Investment in Tax-Exempt Securities:
Bonds represented by purchase contracts backed by letter of credit (1)	$4,092,277	$5,056,783	$2,535,561
Accrued interest through the Date of Deposit on underlying bonds (1)(2)	33,595	38,264	20,941
Cash (3)	10,000	12,500	6,250

Total	$4,135,872	$5,107,547	$2,562,752

	LIABILITIES AND INTEREST OF UNIT HOLDERS
Liabilities:
Accrued interest through the Date of Deposit on underlying bonds (1)(2)	$33,595	$38,264	$20,941
Reimbursement to Sponsor for Organization Costs (3)	10,000	12,500	6,250

	43,595	50,764	27,191

Interest of Unit Holders:
Units of fractional undivided interest outstanding (Intermediate Term Trust: 4,000; New York Trust 248: 5,000; Pennsylvania Trust 133: 2,500)
Cost to investors (4)	4,259,520	5,318,700	2,666,850
Less—Gross underwriting commission (5)	157,243	249,417	125,039
Less—Organization Costs (3)	10,000	12,500	6,250

Net amount applicable to investors	4,092,277	5,056,783	2,535,561

Total	$4,135,872	$5,107,547	$2,562,752

(1)	Aggregate cost to each Trust of the Bonds listed under the Portfolios of Securities on the immediately following pages is based on offering prices as of 4:00 p.m. on September 16, 2004, the Date of Deposit, determined by the Evaluator on the basis set forth in Part B, “Public Offering—Offering Price.” The aggregate cost to the Trusts of all the Bonds listed under the Portfolios of Securities is $11,684,621. Svenska Handelsbanken issued an irrevocable letter of credit in the aggregate principal amount of $15,000,000 which was deposited with the Trustee for the purchase of $11,500,000 principal amount of Bonds in all of the Trusts, pursuant to contracts to purchase such Bonds at the aggregate cost to the Sponsor of $11,586,424 plus $92,800 representing accrued interest thereon through the Date of Deposit.
(2)	The Indenture provides that the Trustee will advance amounts equal to the accrued interest on the underlying securities of each Trust (net of accrued expenses) through the Date of Deposit and that such amounts will be distributed to the Sponsor as Unit Holder of record on such date, as set forth in Part B, “Rights of Unit Holders—Distribution of Interest and Principal.”
(3)	A portion of the Public Offering Price consists of cash in an amount sufficient to reimburse the Sponsor for the per Unit portion of all or a part of the organization costs of establishing a Trust. These costs have been estimated at $2.50 per Unit for each of the Trusts. A payment will be made as of the close of the initial public offering period to an account maintained by the Trustee from which the obligation of the investors to the Sponsor will be satisfied. To the extent that actual organization costs are less than the estimated amount, only the actual organization expenses will be deducted from the assets of a Trust.
(4)	The cost to investors represents the public offering price (exclusive of interest) computed on 4,000 Units of the Intermediate Term Trust, 5,000 Units of the New York Trust and 2,500 Units of the Pennsylvania Trust, on the basis set forth in Part B, “Public Offering—Offering Price,” plus estimated organization costs.
(5)	Sales charge of 3.70%, 4.70% and 4.70% computed on 4,000 Units of the Intermediate Term Trust, 5,000 Units of the New York Trust and 2,500 Units of the Pennsylvania Trust, respectively, on the basis set forth in Part B, “Public Offering—Offering Price.”
(6)	The Trustee has custody of and responsibility for all accounting and financial books and records. The Sponsor is responsible for preparation of the financial statements in accordance with U.S. generally accepted accounting principles based upon the books and records provided by the Trustee. The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates. The Evaluator determines the price for each underlying bond included in each Trust’s Portfolio of Securities on the basis set forth in Part B, “Public Offering—Offering Price.”

TAX EXEMPT SECURITIES TRUST

INTERMEDIATE TERM TRUST 76—PORTFOLIO OF SECURITIES

AS OF SEPTEMBER 16, 2004

	Aggregate Principal	Securities Represented by Purchase Contracts	Ratings (1)	Redemption Provisions (2)	Cost of Securities to Trust (3)(4)	Yield on Date of Deposit (4)	Annual Interest Income to Trust

1.	$250,000	Scottsdale, Arizona, Municipal Property Corporation Excise Tax Revenue Bonds, 3.25% Due 7/1/2012	AA+	—	$248,290	3.350%	$8,125

2.	275,000	ABAG Finance Authority for Non-Profit Corporation, California, California School of Mechanical Arts Revenue Bonds, 4.70% Due 10/1/2014	A3*	4/1/11 @ 102	290,848	3.900	12,925

3.	225,000	Kaweah Delta Health Care District, California, Revenue Bonds, 4.10% Due 8/1/2013	A3*	8/1/12 @ 102	229,187	3.850	9,225

4.	275,000	Colorado Health Facilities Authority Revenue Bonds, Evangelical Lutheran, 3.75% Due 6/1/2011	A–	—	275,797	3.700	10,313

5.	350,000	Cook County, Illinois, School District No. 039 Wilmette, General Obligation Bonds, 3.55% Due 12/1/2016	Aa1*	12/1/14 @ 100	341,502	3.800	12,425

6.	250,000	Sedgwick County, Kansas, Unified School District # 259, General Obligation Bonds, Wichita, Kansas, FSA Insured, 2.50% Due 10/1/2017	AAA	10/1/12 @ 100	211,038	4.050	6,250

7.	355,000	Dormitory Authority of the State of New York Revenue Bonds, Rochester University, 4.20% Due 7/1/2016	A+	7/1/14 @ 100	363,580	3.900	14,910

8.	250,000	Tobacco Settlement Financing Corporation, New York, Tobacco Settlement Asset-Backed Bonds, 5.50% Due 6/1/2016	AA–	6/1/11 @ 100	276,658	3.690	13,750

TAX EXEMPT SECURITIES TRUST

INTERMEDIATE TERM TRUST 76—PORTFOLIO OF SECURITIES

AS OF SEPTEMBER 16, 2004

	Aggregate Principal	Securities Represented by Purchase Contracts	Ratings (1)	Redemption Provisions (2)	Cost of Securities to Trust (3)(4)	Yield on Date of Deposit (4)	Annual Interest Income to Trust

9.	$250,000	Akron Bath Copley, Ohio, Joint Township Hospital District Revenue Hospital Bonds, Summa Health System, Radian Insured, 5.25% Due 11/15/2014	Aa3*	— SF 11/15/13 @ 100	$276,315	3.980%	$13,125

10.	185,000	Woonsocket, Rhode Island, Housing Authority Revenue Bonds, 4.50% Due 9/1/2013	AA–	—	198,383	3.550	8,325

11.	250,000	Woonsocket, Rhode Island, Housing Authority Revenue Bonds, 4.50% Due 9/1/2016	AA–	9/1/13 @ 103	264,223	3.900	11,250

12.	250,000	Brazoria County, Texas, Health Facilities Development Corporation, Hospital Revenue Bonds, Brazosport Memorial Hospital, Radian Insured, 3.90% Due 7/1/2013	AA	—	250,357	3.880	9,750

13.	230,000	Brazos River Authority Revenue Bonds, Texas, Centerpoint Energy, FGIC Insured, 3.625% Due 4/1/2012	AAA	—	230,223	3.610	8,337

14.	135,000	Fort Bend County, Texas, Municipal Utilities District, General Obligation Bonds, Radian Insured, 4.00% Due 10/1/2013	AA	—	137,048	3.800	5,400

15.	100,000	San Antonio, Texas, General Obligation Bonds, 3.50% Due 2/1/2016	AA+	2/1/13 @ 100	96,797	3.850	3,500

16.	370,000	Utah State Board of Regents Auxiliary System & Student Fee Revenue Bonds, Salt Lake Community College, FSA Insured, 4.75% Due 6/1/2012	AAA	6/1/11 @ 100	402,031	3.300	17,575

	$4,000,000				$4,092,277		$165,185

The Notes following the Portfolios are an integral part of each Portfolio of Securities.

TAX EXEMPT SECURITIES TRUST

NEW YORK TRUST 248—PORTFOLIO OF SECURITIES

AS OF SEPTEMBER 16, 2004

	Aggregate Principal	Securities Represented by Purchase Contracts	Ratings (1)	Redemption Provisions (2)	Cost of Securities to Trust (3)(4)	Yield on Date of Deposit (4)	Annual Interest Income to Trust

1.	$500,000	New York City, New York, Transitional Finance Authority, Future Tax Secured Bonds, 5.00% Due 2/1/2031	AA+	2/1/13 @ 100 SF 2/1/28 @ 100	$512,000	4.650%	$25,000

2.	250,000	New York City, New York, Transitional Finance Authority, Future Tax Secured Bonds, 5.00% Due 2/1/2033	AA+	2/1/13 @ 100 SF 2/1/29 @ 100	256,000	4.650	12,500

3.	275,000	New York City, New York, Municipal Water Finance Authority, Water and Sewer System Revenue Bonds, 4.50% Due 6/15/2034	AA+	6/15/14 @ 100	268,373	4.650	12,375

4.	250,000	New York City, New York, Municipal Water Finance Authority, Water and Sewer System Revenue Bonds, 5.00% Due 6/15/2035	AA+	6/15/14 @ 100 SF 6/15/34 @ 100	256,777	4.650	12,500

5.	500,000	Dormitory Authority of the State of New York, The New York Methodist Hospital Revenue Bonds, 5.25% Due 7/1/2033	A3*	7/1/04 @ 100 SF 7/1/25 @ 100	515,405	4.850	26,250

6.	500,000	Dormitory Authority of the State of New York, New York, Personal Income Tax Revenue Bonds, MBIA Insured, 4.50% Due 3/15/2034	AAA	3/15/14 @ 100 SF 3/15/25 @ 100	488,025	4.650	22,500

7.	500,000	New York State Environmental Facilities Corporation, State Clean Water & Drinking Revolving Funds, New York City Municipal Water Project, 4.50% Due 6/15/2030	AAA	6/15/14 @ 100 SF 6/15/27@ 100	488,775	4.650	22,500

TAX EXEMPT SECURITIES TRUST

NEW YORK TRUST 248—PORTFOLIO OF SECURITIES

AS OF SEPTEMBER 16, 2004

	Aggregate Principal	Securities Represented by Purchase Contracts	Ratings (1)	Redemption Provisions (2)	Cost of Securities to Trust (3)(4)	Yield on Date of Deposit (4)	Annual Interest Income to Trust

8.	$750,000	New York State Housing Finance Agency, Personal Income Tax Revenue Bonds, Economic Development & Housing, 5.00% Due 3/15/2033	AA	3/15/13 @ 100 SF 3/15/29 @ 100	$765,615	4.700%	$37,500

9.	250,000	Hempstead Town, New York, Industrial Development Agency, Civic Facilities Revenue Bonds, Adelphi University Civic Facilities, 5.50% Due 6/1/2032	A–	6/1/12 @ 100 SF 6/1/23 @ 100	266,115	4.500	13,750

10.	250,000	Metropolitan Transportation Authority, New York, Service Contract Revenue Bonds, 5.125% Due 1/1/2029	AA–	7/1/12 @ 100 SF 1/1/26 @ 100	257,670	4.650	12,812

11.	250,000	Metropolitan Transportation Authority, New York, Transit Revenue Bonds, 5.125% Due 11/15/2031	A	11/15/12 @ 100 SF 11/15/27 @100	257,120	4.700	12,813

12.	250,000	The Port Authority of New York and New Jersey, Consolidated Revenue Bonds, XLCA Insured, 4.50% Due 9/15/2035	AAA	3/15/14 @ 101	243,875	4.650	11,250

13.	475,000	Puerto Rico Highways and Transportation Authority, Transportation Revenue Bonds, 5.00% Due 7/1/2042	A	7/1/13 @ 100 SF 7/1/34 @ 100	481,033	4.820	23,750

	$5,000,000				$5,056,783		$245,500

The Notes following the Portfolios are an integral part of each Portfolio of Securities.

TAX EXEMPT SECURITIES TRUST

PENNSYLVANIA TRUST 133—PORTFOLIO OF SECURITIES

AS OF SEPTEMBER 16, 2004

	Aggregate Principal	Securities Represented by Purchase Contracts	Ratings (1)	Redemption Provisions (2)	Cost of Securities to Trust (3)(4)	Yield on Date of Deposit (4)	Annual Interest Income to Trust

1.	$375,000	City of Philadelphia, Pennsylvania General Obligation Bonds, FSA Insured, 5.00% Due 9/15/2031	AAA	3/15/11 @ 100 SF 9/15/26 @ 100	$382,710	4.630%	$18,750

2.	250,000	Pennsylvania State Higher Educational Facilities Authority Commonwealth of Pennsylvania, Revenue Bonds, Philadelphia College of Osteopathic Medicine, 4.65% Due 12/1/2028	A	6/1/14 @ 100 SF 12/1/24 @ 100	244,647	4.800	11,625

3.	250,000	Pennsylvania State Higher Educational Facilities Authority, Commonwealth of Pennsylvania, Revenue Bonds, Widener University, 5.40% Due 7/15/2036	A–**	7/15/13 @ 100 SF 7/15/30 @ 100	255,260	5.100	13,500

4.	250,000	Lehigh County, Pennsylvania, General Purpose Authority Revenue Bonds, Lehigh Valley Health, 5.25% Due 7/1/2032	A	7/1/13 @ 101 SF 7/1/30 @ 100	255,063	5.004	13,125

5.	375,000	Pittsburgh & Allegheny County, Pennsylvania, Public Auditorium Hotel Room Revenue Bonds, AMBAC Insured, 4.50% Due 2/1/2029	AAA	8/1/09 @ 101 SF 2/1/25 @ 100	366,829	4.650	16,875

6.	375,000	Health Care Facilities Authority of Sayre, Pennsylvania, Revenue Bonds, Guthrie Health Issue, 5.875% Due 12/1/2031	A–	12/1/11 @ 101 SF 12/1/22 @ 100	394,260	5.100	22,031

7.	250,000	Unity Township, Pennsylvania, Municipal Authority Sewer Revenue Bonds, FSA Insured, 5.00% Due 12/1/2034	AAA	12/1/14 @ 100	257,030	4.650	12,500

TAX EXEMPT SECURITIES TRUST

PENNSYLVANIA TRUST 133—PORTFOLIO OF SECURITIES

AS OF SEPTEMBER 16, 2004

	Aggregate Principal	Securities Represented by Purchase Contracts	Ratings (1)	Redemption Provisions (2)	Cost of Securities to Trust (3)(4)	Yield on Date of Deposit (4)	Annual Interest Income to Trust

8.	$375,000	Puerto Rico Highways and Transportation Authority, Transportation Revenue Bonds, 5.00% Due 7/1/2042	A	7/1/13 @ 100 SF 7/1/34 @ 100	$379,762	4.820%	$18,750

	$2,500,000				$2,535,561		$127,156

The Notes following the Portfolios are an integral part of each Portfolio of Securities.

NOTES TO PORTFOLIOS OF SECURITIES

(1)	For a description of the meaning of the applicable rating symbols as published by Standard & Poor’s, a division of McGraw-Hill Companies, Inc., Moody’s Investors Service(*) and Fitch Ratings(**), see Part B, “Bond Ratings.”

(2)	There is shown under this heading the year in which each issue of Bonds initially is redeemable and the redemption price for that year; unless otherwise indicated, each issue continues to be redeemable at declining prices thereafter, but not below par. “SF” indicates a sinking fund has been or will be established with respect to an issue of Bonds. The prices at which Bonds may be redeemed or called prior to maturity may or may not include a premium and, in certain cases, may be less than the cost of the Bonds to a Trust. Certain Bonds in a Portfolio, including Bonds listed as not being subject to redemption provisions, may be redeemed in whole or in part other than by operation of the stated redemption or sinking fund provision under certain unusual or extraordinary circumstances specified in the instruments setting forth the terms and provisions of such Bonds. For example, see discussion of obligations of housing authorities in Part B, “Tax Exempt Securities Trust—Risk Factors.”

(3)	Contracts to purchase Bonds were entered into during the period July 7, 2004, through September 16, 2004, with settlement dates on or before September 28, 2004. The Profit to the Sponsor on Deposit totals $32,274 for the Intermediate Term Trust, $43,898 for the New York Trust and $22,025 for the Pennsylvania Trust.

(4)	Evaluation of the Bonds by the Evaluator is made on the basis of current offering prices for the Bonds. The current offering prices of the Bonds are greater than the current bid prices of the Bonds. The Redemption Price per Unit and the public offering price of the Units in the secondary market are determined on the basis of the current bid prices of the Bonds. (See Part B, “Public Offering—Offering Price” and “Rights of Unit Holders—Redemption of Units.”) Yield on Date of Deposit was computed on the basis of offering prices on the Date of Deposit. On September 16, 2004, the aggregate bid price of the Bonds was $4,080,145 for the Intermediate Term Trust, $5,010,425 for the New York Trust and $2,510,949 for the Pennsylvania Trust.

PROSPECTUS—Part B:

Note that Part B of this Prospectus may not be

distributed unless accompanied by Part A.

TAX EXEMPT SECURITIES TRUST

The Trusts

For over 20 years, Tax Exempt Securities Trust has specialized in quality municipal bond investments designed to meet a variety of investment objectives and tax situations. Tax Exempt Securities Trust is a convenient and cost effective alternative to individual bond purchases. Each Trust is one of a series of similar but separate unit investment trusts. A unit investment trust provides many of the same benefits as individual bond purchases. However, while receiving many of the benefits, the holder of Units (the “Holder”) avoids the complexity of analyzing, selecting and monitoring a multi-bond portfolio. Each Trust is also created under the laws of the State of New York by a Trust Indenture and Agreement and related Reference Trust Agreement dated the Date of Deposit (collectively, the “Trust Agreement”), of Citigroup Global Markets Inc., as Sponsor, The Bank of New York, as Trustee, and Standard & Poor’s Securities Evaluations, Inc., as Evaluator. Each Trust containing Bonds of a State for which such Trust is named (a “State Trust”) and each National or Intermediate Term Trust is referred to herein as the “Trust” and together they are referred to as “Trusts.” On the Date of Deposit, the Sponsor deposited contracts and funds (represented by a certified check or checks and/or an irrevocable letter or letters of credit, issued by a major commercial bank) for the purchase of certain interest-bearing obligations (the “Bonds”) and/or Units of preceding Series of Tax Exempt Securities Trust (the “Deposited Units”). The Bonds and Deposited Units (if any) are referred to herein collectively as the “Securities.” After the deposit of the Securities and the creation of the Trusts, the Trustee delivered to the Sponsor registered certificates of beneficial interest (the “Certificates”) representing the units (the “Units”) comprising the entire ownership of each Trust. These Units are now being offered pursuant to this Prospectus. References to multiple Trusts herein should be read as references to a single Trust if Part A indicates the creation of only one Trust.

Objectives

The objectives of each Trust are tax-exempt income and conservation of capital through an investment in a diversified portfolio of municipal bonds. There is no guarantee that a Trust’s objectives will be achieved.

Portfolio

The Sponsor’s investment professionals select Bonds for the Trust portfolios from among the 200,000 municipal bond issues that vary according to bond purpose, credit quality and years to maturity. The following factors, among others, were considered in selecting the Bonds for each Trust:

•	whether the interest on the Bonds selected would be exempt from federal and/or state income taxes imposed on the Holders;

•	for an uninsured Trust, whether the Bonds were rated “A” or better by a major bond rating agency;

•	for an insured Trust, whether the Bonds were rated “AAA” or its equivalent by a major bond rating agency;

•	the maturity dates of the Bonds (including whether such Bonds may be called or redeemed prior to their stated maturity);

•	the diversity of the types of Bonds; and

•	the cost of the Bonds relative to what the Sponsor believes is their value.

An Intermediate Term Trust will have a dollar-weighted average portfolio maturity of more than three years but no more than eleven years from the

Date of Deposit. An Intermediate Term Trust (Limited Term) will have a dollar-weighted portfolio maturity of more than three years but no more than eight years from the Date of Deposit. A National Trust (Intermediate/Long Series) will have a dollar-weighted average portfolio maturity of more than eleven years but no more than fifteen years from the Date of Deposit. A National or State Trust not specified as to term will have a dollar weighted average portfolio maturity of more than ten years from the Date of Deposit.

The Units

Each Unit in a Trust represents a fractional undivided interest in the principal and net income of such Trust. If any Units are redeemed after the date of this Prospectus, the principal amount of Bonds in the Trust will be reduced by an amount allocable to redeemed Units. Also, the fractional undivided interest in the Trust represented by each unredeemed Unit will be increased. Units will remain outstanding until redeemed or until the termination of the Trust.

RISK FACTORS

An investment in Units is subject to the following risks.

Failure of Issuers to Pay Interest and/or Principal

The primary risk associated with an investment in Bonds is that the issuer of the Bond will default on principal and/or interest payments when due on the Bond. Such a default would have the effect of lessening the income generated by the Trust and/or the value of the Trust’s Units. The bond ratings assigned by major rating organizations are an indication of the issuer’s ability to make interest and principal payments when due on its bonds. Subsequent to the date of deposit the rating assigned to a bond may decline. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any bond.

Original Issue Discount Bonds and Zero Coupon Bonds

Certain of the Bonds in the Trust may be original issue discount bonds and/or zero coupon bonds. Original issue discount bonds are bonds originally issued at less than the market interest rate. Zero coupon bonds are original issue discount bonds that do not provide for the payment of current interest. For federal income tax purposes, original issue discount on such bonds must be accrued over the terms of such bonds. On sale or redemption, the difference between (i) the amount realized (other than amounts treated as tax-exempt income), and (ii) the tax basis of such bonds (properly adjusted for the accrual of original issue discount) will be treated as taxable income, gain or loss. See “Taxes” herein.

“When Issued” and “Delayed Delivery” Bonds

Certain Bonds in a Trust may have been purchased by the Sponsor on a “when issued” basis. Bonds purchased on a “when issued” basis have not yet been issued by their governmental entity on the Date of Deposit (although such governmental entity had committed to issue such Bonds). In the case of these and/or certain other Bonds, the delivery of the Bonds may be delayed (“delayed delivery”) or may not occur. The effect of a Trust containing “delayed delivery” or “when issued” Bonds is that Holders who purchased their Units prior to the date such Bonds are actually delivered to the Trustee may have to make a downward adjustment in the tax basis of their Units. Such downward adjustment may be necessary to account for interest accruing on such “when issued” or “delayed delivery” Bonds during the time between the Holders purchase of Units and delivery of such Bonds to a Trust. Such adjustment has been taken into account in computing the Estimated Current Return and Estimated Long-Term Return set forth herein, which is slightly lower than Holders may receive after the first year. To the extent that the delivery of such Bonds is delayed beyond their respective expected delivery dates, the Estimated Current Return and Estimated Long-Term

Return for the first year may be lower than indicated in the “Summary of Essential Information” in Part A.

Redemption or Sale Prior to Maturity

Most of the Bonds in the Portfolio of a Trust are subject to redemption prior to their stated maturity date pursuant to sinking fund or call provisions. A call or redemption provision is more likely to be exercised when the offering price valuation of a bond is higher than its call or redemption price. Such price valuation is likely to be higher in periods of declining interest rates. The Bonds may also be subject to special or extraordinary call provisions. Certain of the Bonds may be sold or redeemed or otherwise mature. In such cases, the proceeds from such events will be distributed to Holders and will not be reinvested. Thus, no assurance can be given that a Trust will retain for any length of time its present size and composition. To the extent that a Bond was deposited in a Trust at a price higher than the price at which it is redeemable, or at a price higher than the price at which it is sold, a sale or redemption will result in a loss in the value of Units. Monthly distributions will generally be reduced by the amount of the income which would otherwise have been paid with respect to sold or redeemed bonds. The Estimated Current Return and Estimated Long-Term Return of the Units may be adversely affected by such sales or redemptions.

Market Discount

The Portfolio of the Trust may consist of some Bonds whose current market values were below face value on the Date of Deposit. A primary reason for the market value of such Bonds being less than face value at maturity is that the interest coupons of such Bonds are at lower rates than the current market interest rate for comparably rated Bonds. Bonds selling at market discounts tend to increase in market value as they approach maturity. A market discount tax-exempt Bond will have a larger portion of its total return in the form of taxable ordinary income (because market discount income is taxable ordinary income) and less in the form of tax-exempt income than a comparable Bond bearing interest at current market rates. See “Taxes” herein.

Failure of a Contract to Purchase Bonds

In the event that any contract for the purchase of any Bond fails, the Sponsor is authorized under the Trust Agreement to instruct the Trustee to acquire other securities (the “Replacement Bonds”) for inclusion in the Portfolio of the affected Trust. However, in order for the Trustee to acquire any Replacement Bonds, they must be deposited not later than the earlier of (i) the first monthly Distribution Date of the Trust or (ii) 90 days after such Trust was established. The cost and aggregate principal amount of a Replacement Bond may not exceed the cost and aggregate principal amount of the Bond which it replaces. In addition, a Replacement Bond must:

•	be a tax-exempt bond;

•	have a fixed maturity or disposition date comparable to the Bond it replaces;

•	be purchased at a price that results in a yield to maturity and in a current return which is approximately equivalent to the yield to maturity and current return of the Bond which it replaces;

•	be purchased within twenty days after delivery of notice of the failed contracts;

•	for an uninsured Trust, be rated in a category of A or better by a major rating organization; and

•	for an insured Trust, be rated AAA or its equivalent by a major rating organization.

Whenever a Replacement Bond has been acquired for a Trust, the Trustee shall, within five days thereafter, notify all Holders of such Trust of the acquisition of the Replacement Bond.

In the event that a contract to purchase any of the Bonds fails and Replacement Bonds are not acquired, the Trustee will, not later than the second monthly Distribution Date, distribute to Holders the funds attributable to the failed contract. The Sponsor will, in such a case, refund the sales charge applicable to the failed contract. If less than all the funds attributable to a failed contract are applied to purchase Replacement Bonds, the remaining moneys will be distributed to Holders not later than the second monthly Distribution Date. Moreover, the failed contract may reduce the Estimated Net Annual Income per Unit, and may lower the Estimated Current Return and Estimated Long-Term Return of the affected Trust.

Risks Inherent in an Investment in Different Types of Bonds

The Trust may contain or be concentrated in one or more of the classifications of Bonds referred to below. The two principal classifications of Bonds are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest. The principal and interest on revenue bonds are payable from the income of specific projects or authorities, such as hospital facilities or transit authorities, and generally are not supported by the issuer’s taxing power. In addition, certain kinds of “private activity bonds” are issued by public authorities to provide funding for various privately operated industrial facilities (“industrial development revenue bonds”). A Trust is considered to be “concentrated” in a particular category when the Bonds in that category constitute 25% or more of the aggregate value of the Portfolio. An investment in Units of the Trust should be made with an understanding of the risks that these investments may entail, certain of which are described below.

General Obligation Bonds. Certain of the Bonds in the Portfolio may be general obligations of a governmental entity that are secured by the taxing power of the entity. General obligation bonds are backed by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors. Some such factors are the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control.

Industrial Development Revenue Bonds (“IDRs”). IDRs including pollution control revenue bonds, are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various projects. These projects are usually operated by corporate entities. IDRs are not general obligations of governmental entities backed by their taxing power. Issuers are only obligated to pay amounts due on the IDRs to the extent that funds are available from the unexpended proceeds of the IDRs or receipts or revenues of the issuer. Payment of IDRs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Such corporate operators or guarantors that are industrial companies may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry.

Hospital and Health Care Facility Bonds. The ability of hospitals and other health care facilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors. Some such factors are the level of payments received from private third-party payors and government programs and the cost of providing health care services. There can be no assurance that payments under governmental programs will remain at levels comparable to present levels or will be sufficient to cover the costs associated with their bonds. It also may be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services. Hospitals and other health care facilities are additionally subject to claims and legal actions by patients and others in the ordinary course of business. There can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility.

Single Family and Multi-Family Housing Bonds. Multi-family housing revenue bonds and single family mortgage revenue bonds are state and local housing issues that have been issued to provide financing for various housing projects. Multi-family housing revenue bonds are payable primarily from mortgage loans to housing projects for low to moderate income families. Single-family mortgage revenue bonds are issued for the purpose of acquiring notes secured by mortgages on residences. The ability of housing issuers to make debt service payments on their obligations may be affected by various economic and non-economic factors. Such factors include: occupancy levels, adequate rental income in multi-family projects, the rate of default on mortgage loans underlying single family issues and the ability of mortgage insurers to pay claims. All single family mortgage revenue bonds and certain multi-family housing revenue bonds are prepayable over the life of the underlying mortgage or mortgage pool. Therefore, the average life of housing obligations cannot be determined. However, the average life of these obligations will ordinarily be less than their stated maturities. Mortgage loans are frequently partially or completely prepaid prior to their final stated maturities. To the extent that these obligations were valued at a premium when a Holder purchased Units, any prepayment at par would result in a loss of capital to the Holder and reduce the amount of income that would otherwise have been paid to Holders.

Power Facility Bonds. The ability of utilities to meet their obligations with respect to bonds they issue is dependent on various factors. These factors include the rates they may charge their customers, the demand for a utility’s services and the cost of providing those services. Utilities are also subject to extensive regulations relating to the rates which they may charge customers. Utilities can experience regulatory, political and consumer resistance to rate increases. Utilities engaged in long-term capital projects are especially sensitive to regulatory lags in granting rate increases. Utilities are additionally subject to increased costs due to governmental environmental regulation and decreased profits due to increasing competition. Any difficulty in obtaining timely and adequate rate increases could adversely affect a utility’s results of operations. The Sponsor cannot predict at this time the ultimate effect of such factors on the ability of any issuers to meet their obligations with respect to Bonds.

Water and Sewer Revenue Bonds. Water and sewer bonds are generally payable from user fees. The ability of state and local water and sewer authorities to meet their obligations may be affected by a number of factors. Some such factors are the failure of municipalities to utilize fully the facilities constructed by these authorities, declines in revenue from user charges, rising construction and maintenance costs, impact of environmental requirements, the difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs, the impact of “no growth” zoning ordinances and the continued availability of federal and state financial assistance and of municipal bond insurance for future bond issues.

University and College Bonds. The ability of universities and colleges to meet their obligations is dependent upon various factors. Some of these factors, of which an investor should be aware, are the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds, the quality and maintenance costs of campus facilities. Also, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education may affect an institution’s ability to make payments on its own.

Lease Rental Bonds. Lease rental bonds are predominantly issued by governmental authorities that have no taxing power or other means of directly raising revenues. Rather, the authorities are financing vehicles created solely for the construction of buildings or the purchase of equipment that will be used by a state or local government. Thus, the bonds are subject to the ability and willingness of the lessee government to meet its lease rental payments which include debt service on the bonds. Lease rental bonds are subject to the risk that the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year. These bonds are also subject to the risk of abatement in many states as rental bonds cease in the event that damage, destruction or condemnation of the project prevents its use by the lessee. Also, in the event of default by the lessee government, there may be significant legal and/or practical difficulties involved in the reletting or sale of the project.

Capital Improvement Facility Bonds. The Portfolio of a Trust may contain Bonds which are in the capital improvement facilities category. Capital improvement bonds are bonds issued to provide funds to assist political subdivisions or agencies of a state through acquisition of the underlying debt of a state or local political subdivision or agency. The risks of an investment in such bonds include the risk of possible prepayment or failure of payment of proceeds on and default of the underlying debt.

Solid Waste Disposal Bonds. Bonds issued for solid waste disposal facilities are generally payable from tipping fees and from revenues that may be earned by the facility on the sale of electrical energy generated in the combustion of waste products. The ability of solid waste disposal facilities to meet their obligations depends upon the continued use of the facility, the successful and efficient operation of the facility and, in the case of waste-to-energy facilities, the continued ability of the facility to generate electricity on a commercial basis. Also, increasing environmental regulation on the federal, state and local level has a significant impact on waste disposal facilities. While regulation requires more waste producers to use waste disposal facilities, it also imposes significant costs on the facilities.

Moral Obligation Bonds. The Trust may also include “moral obligation” bonds. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of the bonds becomes a moral commitment but not a legal obligation of the state or municipality in question. Thus, such a commitment generally requires appropriation by the state legislature and accordingly does not constitute a legally enforceable obligation or debt of the state. The agencies or authorities generally have no taxing power.

Refunded Bonds. Refunded Bonds are typically secured by direct obligations of the U.S. Government, or in some cases obligations guaranteed by the U.S. Government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. These obligations are generally noncallable prior to maturity or the predetermined redemption date. In a few isolated instances to date, however, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.

Airport, Port and Highway Revenue Bonds. Certain facility revenue bonds are payable from and secured by the revenues from the ownership and operation of particular facilities, such as airports, highways and port authorities. Airport operating income may be affected by the ability of airlines to meet their obligations under the agreements with airports. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as use fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors and increased cost of maintenance or decreased use of a facility. The Sponsor cannot predict what effect conditions may have on revenues which are dependent for payment on these bonds.

Special Tax Bonds. Special tax bonds are payable from and secured by the revenues derived by a municipality from a particular tax. Examples of such special taxes are a tax on the rental of a hotel room, on the purchase of food and beverages, on the rental of automobiles or on the consumption of liquor. Special tax bonds are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality. Therefore, payment on special tax bonds may be adversely affected by a reduction in revenues realized from the underlying special tax. Also, should spending on the particular goods or services that are subject to the special tax decline, the municipality may be under no obligation to increase the rate of the special tax to ensure that sufficient revenues are raised from the shrinking taxable base.

Tax Allocation Bonds. Tax allocation bonds are typically secured by incremental tax revenues collected on property within the areas where redevelopment projects, financed by bond proceeds are located. Such payments are expected to be made from projected increases in tax revenues derived from higher assessed values of property resulting from development in the particular project area and not from an increase in tax rates. Special risk considerations include: reduction of, or a less than anticipated increase in, taxable values of property in the project area; successful appeals by property owners of assessed valuations; substantial delinquencies in the payment of property taxes; or imposition of any constitutional or legislative property tax rate decrease.

Tobacco Settlement Revenue Bonds. Tobacco Settlement Revenue Bonds are secured by a state or local government’s proportionate share in the Master Settlement Agreement (“MSA”). The MSA is an agreement, reached out of court in November 1998 between the attorneys general of 46 states (Florida, Minnesota, Mississippi and Texas all settled independently) and six other U.S. jurisdictions (including the District of Columbia, Puerto Rico and Guam), and the four largest U.S. tobacco manufacturers (Philip Morris, RJ Reynolds, Brown & Williamson, and Lorillard). Subsequently 34 smaller tobacco manufacturers signed on to the MSA, bringing the current combined market share of participating tobacco manufacturers to approximately 99%. The MSA basically provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. Annual payments are highly dependent on annual domestic cigarette shipments and inflation, as well as several other factors. As a result, payments made by tobacco manufacturers could be negatively impacted by a decrease in tobacco consumption over time. A market share loss by the MSA companies to non-MSA participating manufacturers would also cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy could cause delays or reductions in bond payments.

Certain Tobacco Settlement Revenue Bonds are issued with “turbo” redemption features. Under the turbo structure, all available excess revenues are applied as an early redemption to the designated first turbo maturity until it is completely repaid, and then to the next turbo maturity until paid in full, and so on. The result is that the returned principal creates an average maturity that could be much shorter than the legal final maturity.

Transit Authority Bonds. Mass transit is generally not self-supporting from fare revenues. Therefore, additional financial resources must be made available to ensure operation of mass transit systems as well as the timely payment of debt service. Often such financial resources include federal and state subsidies, lease rentals paid by funds of the state or local government or a pledge of a special tax. If fare revenues or the additional financial resources do not increase appropriately to pay for rising operating expenses, the ability of the issuer to adequately service the debt may be adversely affected.

Convention Facility Bonds. The Portfolio of a Trust may contain Bonds of issuers in the convention facilities category. Bonds in the convention facilities category include special limited obligation securities issued to finance convention and sports facilities payable from rental payments and annual governmental appropriations. The governmental agency is not obligated to make payments in any year in which the monies have not been appropriated to make such payments. In addition, these facilities are limited use facilities that may not be used for purposes other than as convention centers or sports facilities.

Correctional Facility Bonds. The Portfolio of a Trust may contain Bonds of issuers in the correctional facilities category. Bonds in the correctional facilities category include special limited obligation securities issued to construct, rehabilitate and purchase correctional facilities payable from governmental rental payments and/or appropriations.

Puerto Rico Bonds. Certain of the Bonds in the Trust may be general obligations and/or revenue bonds of issuers located in the Commonwealth of Puerto Rico (“Puerto Rico” or the “Commonwealth”). These Bonds will be affected by general economic conditions in Puerto Rico. The economy of Puerto Rico is fully integrated with that of the mainland United States. During fiscal year 2002 (July 2001 through June 2002), approximately 89% of Puerto Rico’s exports went to the United States mainland, which was also the source of approximately 50% of Puerto Rico’s imports. In fiscal year 2002, Puerto Rico experienced an $18.2 billion positive merchandise trade balance.

Puerto Rico has a diversified economy with manufacturing and services comprising its principal sectors. In fiscal year 2002, gross product was $45.2 billion ($35.2 billion in 1996 prices) compared to $44.2 billion ($35.3 billion in 1996 prices) for fiscal year 2001. This represents a nominal increase in gross product from fiscal year 2001 to 2002 of 2.3% (-0.2% in 1996 prices). The performance of the economy during fiscal year 2002 was affected primarily by factors affecting the United States economy. These include exports, direct investment, the amount of federal transfer payments, the level of oil prices and interest rates, the rate of inflation, and tourist expenditures.

Preliminary Fiscal Year 2003 Compared to Fiscal Year 2002. Preliminary General Fund total revenues for fiscal year 2003 were $7.593 billion, representing an increase of $139 million, or 1.9% from actual fiscal year 2002 revenues. The major changes from fiscal year 2002 were: (i) increases in income taxes from individuals of $46 million and in corporate income taxes of $192 million; (ii) increases in excise taxes on alcoholic beverages and cigarettes of $83 million, and increases in motor vehicle excise taxes of $81 million; (iii) an increase in electronic lottery revenues of $32 million; and (iv) a decrease in miscellaneous non-tax revenues of $230 million and in income taxes withheld from non-residents of $66 million. Preliminary total cash expenditures for fiscal year 2003 were $7.590 billion (as compared to $7.026 billion for fiscal year 2002) which amount excludes certain amounts related to fiscal year 2003 but disbursed or to be disbursed in fiscal year 2004. The ending cash balance of the General Fund was reduced from $350 million at the end of fiscal year 2002 to $179 million at the end of fiscal year 2003.

Fiscal Year 2004 Budget Compared to Preliminary Fiscal Year 2003. The General Fund budget for fiscal year 2004, which commenced on July 1, 2003, was approved in June 2003. It provides for total resources and appropriations of $8.265 billion, which represents an increase of $422 million, or 5.4%, over the fiscal year 2003 budget. The major changes in revenues from fiscal year 2003 are expected to be: (i) projected increases in income taxes of $366 million; (ii) projected increases in total excise taxes of $102 million; and (iii) projected decreases in other revenues of $150 million. Projected total cash expenditures for fiscal year 2004 are estimated to increase to $7.945 billion, which amount includes $88 million in disbursements related to fiscal year 2003. After considering certain payments, the ending cash balance of the General Fund would be reduced from $179 million at the end of fiscal year 2003 to $50 million at the end of fiscal year 2004.

Ratings. On May 30, 2002, Standard & Poor’s lowered the Commonwealth’s debt rating from “A” to “A-.” Standard & Poor’s stated that the downgrade reflected five years of deficit operations and the use of deficit financing and back loading of debt to eliminate a large accumulated operating deficit. On October 27, 2003, Standard & Poor’s reaffirmed its A- rating and negative outlook on the Commonwealth’s outstanding debt.

The preceding discussion provides only a brief summary of economic factors that may affect the market values of Puerto Rico municipal obligations. There can be no assurance that current or future economic difficulties in the United States or Puerto Rico and the resulting impact on Puerto Rico will not adversely affect the market value of Puerto Rico municipal obligations held by the Trust or the ability of particular issuers to make timely payments of debt service on these obligations. The information provided in this section is largely based on information drawn from Official Statements relating to securities offerings of Puerto Rico municipal obligations as of the date of this Prospectus. The Sponsor has not independently verified the accuracy and completeness of the information contained in such Official Statements.

Insurance

All of the bonds in an insured Trust are, and certain bonds in an uninsured Trust (the “Insured Bonds”) may be, insured or guaranteed by American Capital Access Corporation (“ACA”), Ambac Assurance Corporation (“AMBAC”), CIFG Group (“CIFG”), Financial Guaranty Insurance Company (“FGIC”), Financial Security Assurance Inc. (“FSA”), MBIA Insurance Corporation (“MBIA”), Radian Asset Assurance Inc. (“Radian”) or XL Capital Insurance Inc. (“XLCA”) (collectively, the “Insurance Companies”). Insurance policies generally make payments only according to a bond’s original payment schedule and do not make early payments when a bond defaults or becomes taxable. Although the federal government does not regulate the insurance business, various state laws and federal initiatives and tax law changes could significantly affect the insurance business. The claims-paying ability of each of these companies, unless otherwise indicated, is rated AAA by Standard & Poor’s or another acceptable national rating service. Standard & Poor’s has assigned an A claims-paying ability to ACA and an AA claims-paying ability to Radian. All of the bonds in an insured Trust will be insured or guaranteed by a AAA-rated insurer as of the Date of Deposit. The ratings are subject to change at any time at the discretion of the rating agencies.

The cost of this insurance is borne either by the issuers or previous owners of the bonds. The Sponsor does not insure the bonds in conjunction with their deposit in a Trust and makes no representations with regard to the adequacy of the insurance covering any of the Insured Bonds. The insurance policies are non- cancellable and will continue in force so long as the bonds are outstanding and the insurers remain in business. The insurance policies guarantee the timely payment of principal and interest on the Insured Bonds. However, the insurance policies do not guarantee the market value of the Insured Bonds or the value of the Units. The above information relating to the Insurance Companies has been obtained from publicly available information. No representation is made as to the accuracy or adequacy of the information or as to the absence of material adverse changes since the information was made available to the public.

Litigation and Legislation

To the best knowledge of the Sponsor, there is no litigation pending as of the Date of Deposit in respect of any Bonds which might reasonably be expected to have a material adverse effect upon the Trust. At any time after the Date of Deposit, litigation may be initiated on a variety of grounds, or legislation may be enacted, with respect to Bonds in the Trust. Litigation, for example, challenging the issuance of pollution control revenue bonds under environmental protection statutes may affect the validity of Bonds or the tax-free nature of their interest. While the outcome of litigation of this nature can never be entirely predicted, opinions of bond counsel are delivered on the date of issuance of each Bond to the effect that the Bond has been validly issued and that the interest thereon is exempt from regular federal income tax. In addition, other factors may arise from time to time which potentially may impair the ability of issuers to make payments due on the Bonds.

Tax Exemption

From time to time Congress considers proposals to tax the interest on state and local obligations, such as the Bonds. The Supreme Court has concluded that the U.S. Constitution does not prohibit Congress from passing a nondiscriminatory tax on interest on state and local obligations. This type of legislation, if enacted into law, could adversely affect an investment in Units. See “Taxes” herein for a more detailed discussion concerning the tax consequences of an investment in Units. Holders are urged to consult their own tax advisers.

TAXES

This is a general discussion of some of the income tax consequences of the ownership of the Units. It applies only to investors who hold the Units as capital assets. It does not discuss rules that apply to investors subject to special tax treatment, such as securities dealers, financial institutions, insurance companies, tax-exempt organizations or anyone who holds the Units as part of a hedge or straddle.

The Bonds

In the opinions of bond counsel delivered on the dates the Bonds were issued (or in opinions to be delivered, in the case of when issued Bonds), the interest on the Bonds is excludable from gross income for regular federal income tax purposes under the law in effect at that time (except in certain circumstances because of the identity of the holder). However, interest on the Bonds may be subject to state and local taxes. The Sponsor and Paul, Hastings, Janofsky & Walker LLP have not made and will not make any review of the procedures for the issuance of the Bonds or the basis for these opinions.

In the opinions of bond counsel referred to above, none of the interest received on the Bonds at the time of issuance is subject to the alternative minimum tax for individuals. However, the interest is includible in the calculation of a corporation’s alternative minimum tax.

In the case of certain Bonds, the opinions of bond counsel indicate that interest received by a substantial user of the facilities financed with proceeds of the Bonds, or persons related thereto, will not be exempt from regular federal income tax, although interest on those Bonds received by others generally would be exempt. The term substantial user includes only a person whose gross revenue derived with respect to the facilities financed by the issuance of the Bonds is more than 5% of the total revenue derived by all users of those facilities, or who occupies more than 5% of the usable areas of those facilities or for whom those facilities or a part thereof were specifically constructed, reconstructed or acquired. Related persons are defined to include certain related natural persons, affiliated corporations, partners and partnerships. Similar rules may be applicable for state tax purposes.

The opinions of bond counsel are limited to the law existing at the time the Bonds were issued, and may not apply to the extent that future changes in law, regulations or interpretations affect such Bonds. Interest on some or all of the Bonds may become subject to regular federal income tax, perhaps retroactively to their dates of issuance, as a result of possible changes in federal law or as a result of the failure of issuers (or other users of the proceeds of the bonds) to comply with certain ongoing requirements. Failure to meet these requirements could cause the interest on the Bonds to become taxable, thereby reducing the value of the Bonds, subjecting holders of the Bonds to unanticipated tax liabilities and possibly requiring the Trustee to sell the Bonds at reduced values.

The Sponsor and Paul, Hastings, Janofsky & Walker LLP have not made any investigation as to the current or future owners or users of the facilities financed by the Bonds, the amount of such persons’ outstanding tax-exempt private activity bonds, or the facilities themselves, and it is not possible to give any assurance that future events will not affect the tax-exempt status of the Bonds.

From time to time Congress considers proposals to tax the interest on state and local obligations such as the Bonds and it can be expected that similar proposals, including proposals for a flat tax or consumption tax, may be introduced in the future. The Supreme Court has concluded that the U.S. Constitution does not prohibit Congress from passing a nondiscriminatory tax on interest on state and local obligations. This type of legislation, if enacted, could adversely affect an investment in Units. The decision does not, however, affect the current exemption from taxation of the interest earned on the Bonds in the Trust.

As of the date of this prospectus, legislation passed in 2003 institutes lower personal income and capital gain tax rates under federal law. Under lower personal income tax rates on interest income, the benefit of the tax-exempt status of the Bonds held by the Trusts is relatively less than the benefit that would exist under higher tax rates. Investors should be aware of this change in tax rates given that the interest rates on the Bonds generally are lower than the pre-tax interest rates on similar taxable bonds.

Investors should consult their tax advisors for advice with respect to the effect of these provisions on their particular tax situation.

The Trust

In the opinion of Paul, Hastings, Janofsky & Walker LLP, special counsel for the Sponsor, under existing law as of the date of this Prospectus:

The Trusts are not associations taxable as corporations for federal income tax purposes, and the interest on the Bonds that is excludable from federal gross income when received by the Trusts will be excludable from the federal gross income of the Holders. Any proceeds paid under the insurance policies described above issued to the Trusts with respect to the Bonds and any proceeds paid under individual policies obtained by issuers of Bonds or other parties that represent maturing interest on defaulted obligations held by the Trusts will be excludable from federal gross income to the same extent as such interest would have been excludable if paid in the normal course by the issuer of the defaulted obligations.

Each Holder will be considered the owner of a pro rata portion of the Bonds and any other assets held in the Trust under the grantor trust rules of the Code. Each Holder will be considered to have received its pro rata share of income from Bonds held by the Trust on receipt by the Trust (or earlier accrual, depending on the Holder’s method of accounting and depending on the existence of any original issue discount on the Bonds), and each Holder will have a taxable event when an underlying Bond is disposed of (whether by sale, redemption, or payment at maturity) or when the Holder sells, exchanges or redeems its Units.

The opinion of Paul, Hastings, Janofsky & Walker LLP, which is set forth above, as to the tax status of the Trusts is not affected by the provision of the Trust Agreement that authorizes the acquisition of Replacement Bonds or by the implementation of the option automatically to reinvest principal and interest distributions from the Trusts pursuant to the Reinvestment Programs, described under “Reinvestment Programs” in this Part B. However, reinvestment does not avoid a taxable event that otherwise occurs.

Other Tax Issues

The Trust may contain Bonds issued with original issue discount. Holders are required to accrue tax-exempt original issue discount by using the constant interest method provided for the holders of taxable obligations and to increase the basis of a tax-exempt obligation by the amount of any accrued tax-exempt original issue discount. These provisions are applicable to obligations issued after September 3, 1982, and acquired after March 1, 1984. The Trust’s tax basis (and the Holder’s tax basis) in a Bond is increased by any tax-exempt accrued original issue discount. For Bonds issued after June 9, 1980, that are redeemed prior to maturity, the difference between the Trust’s basis, as adjusted, and the amount received will be taxable gain or loss to the Holders.

Holders should consult their own tax advisors with respect to the state and local tax consequences of owning original issue discount bonds. It is possible that in determining state and local taxes, interest on tax-exempt bonds issued with original issue discount may be deemed to be received in the year of accrual even though there is no corresponding cash payment.

The total cost of a Unit to a Holder, including sales charge, is allocated among the Bonds held in the Trust (in proportion to the values of each Bond) in order to determine the Holder’s per Unit tax basis for each Bond. The tax basis reduction requirements of the Code relating to amortization of bond premium discussed below will apply separately to the per Unit cost of each such Bond.

A Holder will be considered to have purchased its pro rata interest in a Bond at a premium when it acquires a Unit if its tax cost for its pro rata interest in the Bond exceeds its pro rata interest in the Bond’s face amount (or the issue price plus accrued original issue discount of an original issue discount bond). The Holder will be required to amortize any premium over the period remaining before the maturity or call date of the Bond. Amortization of premium on a Bond will reduce a Holder’s tax basis for its pro rata interest in the Bond, but will not result in any deduction from the Holder’s income. Thus, for example, a Holder who purchases a Unit at a price that results in a Bond premium and resells it at the same price will recognize taxable gain equal to the portion of the premium that was amortized during the period the Holder is considered to have held such interest.

Bond premium must be amortized under the method the Holder regularly employs for amortizing bond premium (assuming such method is reasonable). With respect to a callable bond, the premium must be computed with respect to the call price and be amortized to the first call date (and successively to later call dates based on the call prices for those dates).

Gain or loss realized on a sale, maturity or redemption of the Bonds or on a sale or redemption of a Unit is includible in gross income for federal, state and local income tax purposes. That gain or loss will be capital gain or loss, assuming that the Unit is held as a capital asset, except for any accrued interest, accrued original issue discount or accrued market discount. When a Bond is sold by the Trust, taxable gain or loss will be realized by the Holder equal the difference between (i) the amount received (excluding the portion representing accrued interest) and (ii) the adjusted basis (including any accrued original issue discount). Taxable gain or loss will also result if a Unit is sold or redeemed for an amount different from its adjusted basis to the Holder. The amount received when a Unit is sold or redeemed is allocated among all the Bonds in the Trust in the same manner if the Trust had disposed of the Bonds, and the Holder may exclude accrued interest, including any accrued original issue discount, but not amounts attributable to market discount. The return of a Holder’s tax basis is otherwise a tax-free return of capital.

A Holder may acquire its Units or the Trust may acquire Bonds at a price that represents a market discount for the Bonds. Bonds purchased at a market discount tend to increase in market value as they approach maturity, when the principal amount is payable, thus increasing the potential for taxable gain (or reducing the potential for loss) on their redemption, maturity or sale. Gain on the disposition of a Bond purchased at a market discount generally will be treated as taxable ordinary income, rather than capital gain, to the extent of any accrued market discount.

Long-term capital gains realized by non-corporate Holders (with respect to Units and Bonds held for more than one year) will be taxed at a maximum federal income tax rate of 15% (5% if the non-corporate Holder is, and would be after accounting for such gains, eligible for the 10% or 15% tax bracket for ordinary income), while ordinary income and short-term capital gains received by non-corporate Holders will be taxed at a maximum federal income tax rate of 35%. The deductibility of capital losses is limited to the amount of capital gain; in addition, up to $3,000 of capital losses of noncorporate Holders ($1,500 in the case of married individuals filing separate returns) may be deducted against ordinary income. Since the proceeds from the sale of Bonds, under certain circumstances, may not be distributed pro-rata, a Holder’s taxable income or gain for any year may exceed its actual cash distributions in that year.

Among other things, the Code provides for the following: (1) interest on certain private activity bonds is an item of tax preference included in the calculation of alternative minimum tax, however, bond counsel has opined that none of the Bonds in the Trust are covered by this provision; (2) 75% of the amount by which adjusted current earnings (including interest on all tax-exempt bonds) exceed alternative minimum taxable income, as modified for this calculation, will be included in corporate alternative minimum taxable income; (3) subject to certain exceptions, no financial institution is allowed a deduction for interest expense allocable to tax-exempt interest on bonds acquired after August 7, 1986; (4) the amount of the deduction allowed to property and casualty insurance companies for underwriting loss is decreased by an amount determined with regard to tax-exempt interest income and the deductible portion of dividends received by such companies; (5) an issuer must meet certain requirements on a continuing basis in order for interest on a bond to be tax-exempt, with failure to meet such requirements resulting in the loss of tax exemption; and (6) the branch profits tax on U.S. branches of foreign corporations may have the effect of taxing a U.S. branch of a foreign corporation on the interest on bonds otherwise exempt from tax.

The Code provides that a portion of social security benefits is includible in taxable income for taxpayers whose “modified adjusted gross income” combined with a portion of their social security benefits exceeds a base amount. The base amount is $32,000 for a married couple filing a joint return, zero for married persons filing separate returns and not living apart at all times during the year, and $25,000 for all others. Interest on tax-exempt bonds is added to adjusted gross income for purposes of determining whether an individual’s income exceeds this base amount.

Certain S corporations, with accumulated earnings and profits from years in which they were subject to regular corporate tax, may be subject to tax on tax-exempt interest.

If borrowed funds are used by a Holder to purchase or carry Units of the Trust, interest on such indebtedness will not be deductible for federal income tax purposes. Fees and expenses of the Trust will also not be deductible. Under rules used by the Internal Revenue Service, the purchase of Units may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of Units. Similar rules are applicable for purposes of state and local taxation.

After the end of each calendar year, the Trustee will furnish to each Holder an annual statement containing information relating to the interest received by the Trust on the Bonds, the gross proceeds received by the Trust from the disposition of any Bond (resulting from redemption or payment at maturity of any Bond or the sale by the Trust of any Bond), and the fees and expenses paid by the Trust. The Trustee will also furnish annual information returns to each Holder and to the Internal Revenue Service. Holders are required to report to the Internal Revenue Service the amount of tax-exempt interest received during the year.

EXPENSES AND CHARGES

Initial Expenses

Investors will reimburse the Sponsor on a per Unit basis, all or a portion of the estimated costs incurred in organizing each Trust including the cost of the initial preparation of documents relating to a Trust, federal and state registration fees, the initial fees and expenses of the Trustee, legal expenses and any other out-of-pocket expenses. The estimated organization costs will be paid to the Sponsor from the assets of a Trust as of the close of the initial public offering period. To the extent that actual organization costs are less than the estimated amount, only the actual organization costs will be deducted from the assets of a Trust. To the extent that actual organization costs are greater than the estimated amount, only the estimated organization costs added to the Public Offering Price will be reimbursed to the Sponsor. Any balance of the costs incurred in establishing a Trust, as well as advertising and selling expenses and other out-of-pocket expenses will be paid at no cost to the Trusts.

Fees

The Trustee’s, Evaluator’s and Sponsor’s fees are set forth under the Summary of Essential Information. The Trustee receives for its services as Trustee payable in monthly installments, the amount set forth under Summary of Essential Information. The Trustee’s fee is based on the principal amount of Bonds contained in the Trust during the preceding month. The Trustee also receives benefits to the extent that it holds funds on deposit in the various non-interest bearing accounts created under the Indenture.

The Evaluator’s fee, which is earned for Bond evaluations, is received for each evaluation of the Bonds in a Trust as set forth under Summary of Essential Information.

The Sponsor’s fee, which is earned for trust supervisory services, is based on the greatest principal amount of Bonds in a Trust at any time during the period for which such compensation is being computed. The Sponsor’s fee, which is not to exceed the maximum amount set forth under Summary of Essential Information, may exceed the actual costs of providing supervisory services for the Trust. However, at no time will the total amount the Sponsor receives for trust supervisory services rendered to all series of Tax Exempt Securities Trusts in any calendar year exceed the aggregate cost to it of supplying these services in that year. In addition, the Sponsor may also be reimbursed for bookkeeping or other administrative services provided to the Trust in amounts not exceeding its cost of providing those services.

The fees of the Trustee, Evaluator and Sponsor may be increased without approval of Holders in proportion to increases under the classification “All Services Less Rent” in the Consumer Price Index published by the United States Department of Labor.

Other Charges

The following additional charges are or may be incurred by a Trust: all expenses of the Trustee (including fees and expenses of counsel and auditors) incurred in connection with its activities under the Trust Agreement, including reports and communications to Holders; expenses and costs of any action undertaken by the Trustee to protect a Trust and the rights and interests of the Holders; fees of the Trustee for any extraordinary services performed under the Trust Agreement; indemnification of the Trustee for any loss or liability accruing to it without gross negligence, bad faith or willful misconduct on its part, arising out of or in connection with its acceptance or administration of a Trust.

To the extent lawful, the Trust will also pay expenses associated with updating the Trusts’ registration statements and maintaining registration or qualification of the Units and/or a Trust under federal or state securities laws subsequent to initial registration. Such expenses shall include legal fees, accounting fees, typesetting fees, electronic filing expenses and regulatory filing fees. The expenses associated with updating registration statements have been historically paid by a unit investment trust’s sponsor. Any payments received by the Sponsor reimbursing it for payments made to update the Trusts’ registration statements will not exceed the costs incurred by the Sponsor.

The Trusts shall further incur expenses associated with all taxes and other governmental charges imposed upon the Bonds or any part of a Trust (no such taxes or charges are being levied or made or, to the knowledge of the Sponsor, contemplated). The above expenses, including the Trustee’s fee, when paid by or owing to the Trustee, are secured by a lien on the Trust. In addition, the Trustee is empowered to sell Bonds in order to make funds available to pay all expenses. All direct distribution expenses of the Trusts (including the costs of maintaining the secondary market for the Trusts), such as printing and distributing prospectuses, and preparing, printing and distributing any advertisements or sales literature, will be paid at no cost to the Trusts.

PUBLIC OFFERING

Offering Price

During the initial public offering period, the Public Offering Price of the Units is determined by adding to the Evaluator’s determination of the aggregate offering price of the Bonds per Unit a sales charge equal to a percentage of the Public Offering Price of the Units, as set forth in the table below. In addition, during the initial public offering period a portion of the Public Offering Price per Unit also consists of cash in an amount sufficient to pay the per Unit portion of all or a part of the cost incurred in organizing and offering a Trust. After the initial public offering period, the Public Offering Price of the Units of a Trust will be determined by adding to the Evaluator’s determination of the aggregate bid price of the Bonds per Unit a sales charge equal to a percentage of the Public Offering Price of the Units, as set forth in the table below. A proportionate share of accrued and undistributed interest on the Bonds in a Trust at the date of delivery of the Units to the purchaser is also added to the Public Offering Price.

The sales charge during and after the initial public offering period and the dealer concession during the initial public offering period only for the Intermediate Term Trust will be reduced as follows:

Units Purchased†	Percent of Public Offering Price	Percent of Net Amount Invested	Dealer Concession
1-99	3.70%	3.842%	$26.00
100-249	3.00%	3.093%	$22.00
250-499	2.50%	2.564%	$18.00
500-999	1.75%	1.781%	$14.00
1,000 or more	1.25%	1.266%	$10.00

The sales charge during and after the initial public offering period and the dealer concession during the initial public offering period only for the New York and Pennsylvania Trusts will be reduced as follows:

Units Purchased†	Percent of Public Offering Price	Percent of Net Amount Invested	Dealer Concession
1-99	4.70%	4.932%	$33.00
100-249	3.90%	4.058%	$30.00
250-499	3.00%	3.093%	$20.00
500-999	2.00%	2.041%	$15.00
1,000 or more	1.50%	1.523%	$12.00

For purposes of calculating the reduced sales charge for quantity purchases in the tables above, purchasers of units of any series of Tax Exempt Securities Trust in the primary offering period may aggregate all such purchases made on a single trade date. For example, a purchaser who on the same date buy 200 units of the Intermediate Term Trust and 200 units of the New York Trust, each in the primary offering period, would be entitled to a sales charge of 2.50% of the Public Offering Price per Unit for the Intermediate Term Trust and 3.00% of the Public Offering Price per Unit for the New York Trust.

The holders of units of any unit investment trust (the “Exchangeable Series”) may exchange units of the Exchangeable Series for Units of a Trust of this Series at their relative net asset values, subject to a fixed sales charge of 1.75% of the public Offering Price per Unit for the Intermediate Term Trust (1.25% of the Public Offering Price per Unit for exchanges of 1,000 or more Units) and 2.00% of the Public Offering Price per Unit for a National or State Trust (1.50% of the Public Offering Price per Unit for exchanges of 1,000 or more Units). See “Exchange Option” herein.

The Sponsor may at any time change the amount by which the sales charge is reduced, or discontinue the discount completely.

Employees of the Sponsor and its subsidiaries, affiliates and employee-related accounts may purchase Units at a Public Offering Price equal to the Evaluator’s determination of the aggregate offering price of the Bonds per Unit plus a sales charge of ..65%. In addition, during the initial public offering period a portion of the Public Offering Price per Unit also consists of cash in an amount sufficient to pay the per Unit portion of all or a part of the cost incurred in organizing and offering a Trust. After the initial public offering period such purchases may be made at a Public Offering Price equal to the Evaluator’s determination of the aggregate bid price of the Bonds per Unit plus a sales charge of .65%. Sales through such plans to employees of the Sponsor result in less selling effort and selling expenses than sales to the general public. Participants in the Smith

†	The reduced sales charge is also applied on a dollar basis utilizing a breakpoint equivalent in the above table of $1,000 for one Unit, etc. Units held in the name of the spouse or child under the age of 21 of the purchaser are deemed to be registered in the name of the purchaser for purposes of calculating the applicable sales charge.

Barney Asset OneSM Program and in the Reinvestment Program of any series of the Trust may purchase Units at a Public Offering Price equal to the Evaluator’s determination of the aggregate offering price of the Bonds (plus cash held by the Trust for organization and offering costs) per Unit during the initial offering period and after the initial offering period at a Public Offering Price equal to the Evaluator’s determination of the aggregate bid price of the Bonds per Unit. Participants in the Smith Barney Asset OneSM Program are subject to certain fees for specified securities brokerage and execution services.

Method of Evaluation

During the initial public offering period, the aggregate offering price of the Bonds is determined by the Evaluator (1) on the basis of current offering prices for Bonds, (2) if offering prices are not available for any Bonds, on the basis of current offering prices for comparable securities, (3) by appraisal, or (4) by any combination of the above. Such determinations are made each business day as of the Evaluation Time set forth in the Summary of Essential Information. Following the initial public offering period, the aggregate bid price of the Bonds will be determined by the Evaluator (1) on the basis of the current bid prices for the Bonds, (2) if bid prices are not available for any Bonds, on the basis of current bid prices of comparable securities, (3) by appraisal, or (4) by any combination of the above. Such determinations will be made each business day as of the Evaluation Time set forth in the Summary of Essential Information. The term “business day,” as used herein shall exclude Saturdays, Sundays and any day on which the New York Stock Exchange is closed. The difference between the bid and offering prices of the Bonds may be expected to average approximately 1 1/2% of principal amount of the Bonds. In the case of actively traded securities, the difference may be as little as  1/2 of 1%, and in the case of inactively traded securities such difference will usually not exceed 3%. On the Date of Deposit for each Trust the aggregate current offering price of such Bonds per Unit exceeded the bid price of such Bonds per Unit by the amounts set forth under Summary of Essential Information.

Distribution of Units

During the initial public offering period Units of a Trust will be distributed to the public at the Public Offering Price through the Underwriters and dealers. The initial public offering period is 30 days unless all Units of a Trust are sold prior thereto, in which case the initial public offering period terminates with the sale of all Units. So long as all Units initially offered have not been sold, the Sponsor may extend the initial public offering period for up to four additional successive 30-day periods. Upon completion of the initial public offering, Units which remain unsold or which may be acquired in the secondary market may be offered by this Prospectus at the Public Offering Price determined in the manner provided for secondary market sales.

It is the Sponsor’s intention to qualify Units of a Trust for sale through the Underwriters and dealers who are members of the National Association of Securities Dealers, Inc. Units of a State Trust will be offered for sale in the state for which the Trust is named. The Sponsor also may qualify Units of a State Trust for sale in other states. Units will initially be sold to dealers at prices which represent a concession equal to the amount designated in the tables under “Public Offering—Offering Price.” However, the concessions during the initial offering period for dealers affiliated with the Sponsor with respect to any series of National and State Trusts or any series of Intermediate Term Trusts, are as follows:

Units Purchased†	Affiliated Dealer Concession for National or State Trusts	Affiliated Dealer Concession for Intermediate Term Trusts
1-99	$40.00	$30.00
100-249	$33.00	$25.00
250-499	$25.00	$20.00
500-999	$16.00	$14.00
1,000 or more	$12.00	$10.00

†	The concessions are also applied on a dollar basis utilizing a breakpoint equivalent in the above table of $1,000 for one Unit, etc.

After the initial offering period the dealer concession and affiliated dealer concession with respect to any series of National and State Trusts or any series of Intermediate Term Trusts, are as follows:

Units Purchased†	National or State Trusts	Intermediate Term Trusts
1-99	4.00%	3.00%
100-249	3.30%	2.50%
250-499	2.50%	2.00%
500-999	1.60%	1.40%
1,000 or more	1.20%	1.00%

The Sponsor reserves the right to change the amount of the concession to dealers from time to time and to vary the amount of the concession to affiliated dealers.

Sales will be made only with respect to whole Units, and the Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units. A purchaser does not become a Holder or become entitled to exercise the rights of a Holder (including the right to redeem his Units) until he has paid for his Units. Generally, such payment must be made within five business days after an order for the purchase of Units has been placed. The price paid by a Holder is the Public Offering Price in effect at the time his order is received, plus accrued interest. This price may be different from the Public Offering Price in effect on any other day, including the day on which he made payment for the Units.

The Sponsor may make payments for distribution and/or Holder servicing activities out of its past profits and other available sources. The Sponsor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the Sponsor and may be substantial. Affiliates of the Sponsor may make similar payments under similar arrangements. These payments will not change the price that purchasers pay for Units of a Trust.

Market for Units

While the Sponsor is not obligated to do so, its intention is to maintain a market for the Units of a Trust and to continuously offer to purchase such Units at prices based upon the aggregate bid price of the underlying Bonds. The Sponsor may cease to maintain such a market at any time and from time to time without notice if the supply of Units of a Trust of this Series exceeds demand or for any other reason. In this event the Sponsor may nonetheless purchase Units at prices based on the current Redemption Price of those Units. In the event that a market is not maintained for the Units of a Trust, a Holder desiring to dispose of its Units may be able to do so by tendering such Units to the Trustee for redemption at the Redemption Price.

Exchange Option

Holders may exchange their Units of this Series for Units of any series of Tax Exempt Securities Trust (the “Exchange Trust”) available for sale in the state in which the Holder resides. Such exchange will be at a Public Offering Price for the Units of the Exchange Trust to be acquired based on a fixed sales charge of 1.75% of the Public Offering Price per Unit for the Intermediate Term Trust (1.25% of the Public Offering Price per Unit for exchanges of 1,000 or more Units) and 2.00% of the Public Offering Price per Unit for a National or State Trust (1.50% of the Public Offering Price per Unit for exchanges of 1,000 or more Units). The terms of the Exchange Option will also apply to Holders who wish to exchange Units of an Exchangeable Series for Units of a Trust of this Series. The Sponsor reserves the right to modify, suspend or terminate this plan at any time without further notice to Holders. Therefore, there is no assurance that the Exchange Option will be available to a Holder. Exchanges will be effected in

†	The concessions are also applied on a dollar basis utilizing a breakpoint equivalent in the above table of $1,000 for one Unit, etc.

whole units only. If the proceeds from the Units being surrendered are less than the cost of a whole number of Units being acquired, the exchanging Holder will be permitted to add cash in an amount to round up to the next highest number of whole Units.

An exchange of Units pursuant to the Exchange Option for units of an Exchange Trust, or Units of an Exchangeable Series for Units of a Trust, will generally constitute a taxable event under the Code, i.e., a Holder will recognize a gain or loss at the time of exchange. However, an exchange of Units of this Trust for Units of any other series of the Tax Exempt Securities Trust, or Units of an Exchangeable Series for Units of a Trust of this Series, which are grantor trusts for U.S. federal income tax purposes, will not constitute a taxable event to the extent that the underlying securities in each trust do not differ either in kind or in extent. Holders are urged to consult their own tax advisors as to the tax consequences to them of exchanging Units in particular cases.

Units of the Exchange Trust or a Trust of this Series will be sold under the Exchange Option at the bid prices (for trusts being offered in the secondary market) and offer prices (for trusts being offered in the primary market) of the underlying securities in the particular portfolio involved per Unit plus a fixed sales charge as previously described herein. Sales to dealers will be made at prices which represent a concession. The amount of the concession will be established at the time of sale by the Sponsor. As an example, assume that a Holder, who has three Units of a National or State Trust with a current price of $1,020 per Unit based on the bid prices of the underlying securities, desires to exchange his Units for Units of a series of an Exchange Trust with a current price of $880 per Unit based on the bid prices of the underlying securities. In this example, the proceeds from the Holder’s Units will aggregate $3,060. Since only whole Units of an Exchange Trust or a Trust of this Series may be purchased under the Exchange Option, the Holder would be able to acquire three Units in the Exchange Trust for a total cost of $2,692.80 ($2,640 for the Units and $52.80 for the sales charge) and would receive the remainder of his proceeds ($367.20) in cash. The Holder, at his option, could also decide to add $530.40 ($512.80 for the Unit and $17.60 for the sales charge) to the remaining cash balance and purchase another Unit of the Exchange Trust as explained in the first paragraph of this section.

Reinvestment Programs

Distributions of interest and/or principal are made to Holders monthly. The Holder has the option of either receiving a monthly income check from the Trustee or participating in one of the reinvestment programs offered by the Sponsor provided such Holder meets the minimum qualifications of the reinvestment program and such program lawfully qualifies for sale in the jurisdiction in which the Holder resides. Upon enrollment in a reinvestment program, the Trustee will direct monthly interest distributions and principal distributions to the reinvestment program selected by the Holder. Since the Sponsor has arranged for different reinvestment alternatives Holders should contact the Sponsor for more complete information, including charges and expenses. The appropriate prospectus will be sent to the Holder. The Holder should read the prospectus for a reinvestment program carefully before deciding to participate. Participation in the reinvestment program will apply to all Units of a Trust owned by a Holder and may be terminated at any time by the Holder. The program may also be modified or terminated by the Trustee or the program’s sponsor.

Sponsor’s and Underwriters’ Profits

The Underwriters receive a commission based on the sales charge of a particular Trust as adjusted pursuant to the agreement among Underwriters. The Sponsor receives a gross commission equal to the applicable sales charge for any Units they have underwritten, and receive the difference between the applicable sales charge and the Underwriter’s commission for the remainder of the Units. In addition, the Sponsor may realize profits or sustain losses in the amount of any difference between the cost of the Bonds to a Trust and the purchase price of such Bonds to the Sponsor. Under certain circumstances, an Underwriter may be entitled to share in such profits, if any, realized by the Sponsor. The Sponsor may also realize profits or sustain losses with respect to Bonds deposited in a Trust which were acquired from its own organization or from underwriting syndicates of which it was a member. During the initial public offering period the Underwriters also may realize profits or sustain losses as a result of fluctuations after the Date of Deposit in the offering prices of the Bonds and hence in the Public Offering Price received by the Underwriters for Units. Cash made available to the Sponsor prior to the anticipated first settlement date for the purchase of Units may be used in the Sponsor’s businesses to the extent permitted by applicable regulations. An Underwriter may also receive brokerage commissions from a Trust in connection with the sale of Bonds in accordance with applicable law.

In maintaining a market for the Units the Sponsor will also realize profits or sustain losses in the amount of any difference between the price at which they buy such Units and the price at which they resell or redeem such Units.

An Underwriter may receive a concession for selling additional Units of any National or State Trust offered by this Prospectus, which does not include the Intermediate Term Trust, after the initial underwriting. Although there will be no concession for selling additional Units of the Intermediate Term Trust, for purposes of calculating the Aggregate Amount of Units Originally Underwritten in the table below, Underwriters will receive credit for all Units originally underwritten for all of the Trusts offered by this Prospectus. As shown in the table below, the amount of the concession will vary depending upon the aggregate number of Units originally underwritten by the Underwriter, as indicated on the Underwriting page in Part A, and whether the Underwriter had previously underwritten Units of the particular National or State Trust in the initial underwriting:

Aggregate Amount of Units Originally Underwritten†	Concession for Selling Additional Units of a Trust Previously Underwritten	Concession for Selling Additional Units of a Trust Not Previously Underwritten
100 – 249	$38.00	$35.00
250 – 499	$40.00	$36.00
500 – 749	$40.00	$37.00
750 – 999	$40.00	$38.00
1,000 or more	$40.00	$40.00

RIGHTS OF HOLDERS

Certificates

Ownership of Units may be evidenced by registered certificates executed by the Trustee and the Sponsor. Certificates are transferable by presentation and surrender to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer.

Certificates may be issued in denominations of one Unit or any multiple thereof. A Holder may be required to pay $2.00 per certificate reissued or transferred and to pay any governmental charge that may be imposed in connection with each such transfer or interchange. For new certificates issued to replace destroyed, stolen or lost certificates, the Holder must furnish indemnity satisfactory to the Trustee and must pay such expenses as the Trustee may incur. Mutilated certificates must be surrendered to the Trustee for replacement.

Distribution of Interest and Principal

Interest and principal received by a Trust will be distributed on each monthly Distribution Date on a

†	The concessions are also applied on a dollar basis utilizing a breakpoint equivalent in the above table of $1,000 for one Unit, etc.

pro rata basis to Holders of record in such Trust as of the preceding Record Date. All distributions will be net of applicable expenses and funds required for the redemption of Units and, if applicable, reimbursements to the Trustee for interest payments advanced to Holders on previous Distribution Dates.

The Trustee will credit to the Interest Account of a Trust all interest received by such Trust, including that part of the proceeds of any disposition of Bonds of such Trust which represents accrued interest. Other receipts will be credited to the Principal Account of a Trust. The pro rata share of the Interest Account and the pro rata share of cash in the Principal Account represented by each Unit of a Trust will be computed by the Trustee each month as of the Record Date. Proceeds received from the disposition of any of the Bonds subsequent to a Record Date and prior to the next succeeding Distribution Date will be held in the Principal Account and will not be distributed until the following Distribution Date. The distribution to the Holders as of each Record Date will be made on the following Distribution Date or shortly thereafter. Such distributions shall consist of an amount substantially equal to one-twelfth of such Holders’ pro rata share of the estimated annual income to the Interest Account after deducting estimated expenses (the “Monthly Income Distribution”) plus such Holders’ pro rata share of the cash balance in the Principal Account computed as of the close of business on the preceding Record Date. Persons who purchase Units between a Record Date and a Distribution Date will receive their first distribution on the second Distribution Date following their purchase of Units. No distribution need be made from the Principal Account if the balance therein is less than an amount sufficient to distribute $5.00 per Unit. The Monthly Income Distribution per Unit initially will be in the amount shown under Summary of Essential Information for a Trust. The Monthly Income Distribution will change as the income and expenses of such Trust change and as Bonds are exchanged, redeemed, paid or sold.

Normally, interest on the Bonds is paid on a semi-annual basis. Because Bond interest is not received by a Trust at a constant rate throughout the year, any Monthly Income Distribution may be more or less than the amount credited to the Interest Account as of the Record Date. In order to eliminate fluctuations in Monthly Income Distributions resulting from such variances, the Trustee is required by the Trust Agreement to advance such amounts as may be necessary to provide Monthly Income Distributions of approximately equal amounts. The Trustee will then be reimbursed, without interest, for any such advances from funds available from the Interest Account on the next ensuing Record Date. If all or a portion of the Bonds for which advances have been made subsequently fail to pay interest when due, the Trustee may recoup such advances by reducing the amount distributed per Unit in one or more Monthly Income Distributions. If Units are redeemed subsequent to such advances by the Trustee, each remaining Holder will be subject to a greater pro rata reduction in his Monthly Income Distribution. To the extent it is unable to recoup advances from the Interest Account, the Trustee is also entitled to withdraw from the Principal Account. Funds which are available for future distributions, payments of expenses and redemptions are in accounts which are non-interest bearing to Holders and are available for use by The Bank of New York pursuant to normal banking procedures. The Trustee is entitled to the benefit of any reasonable cash balances in the Income and Principal Accounts. Because of the varying interest payment dates of the Bonds, accrued interest may at any point in time be greater than the amount of interest distributed to Holders. This excess accrued but undistributed interest amount will be added to the value of the Units on any purchase made after the Date of Deposit. If a Holder sells all or a portion of his Units, a portion of his sale proceeds will be allocable to his proportionate share of the accrued interest. Similarly, if a Holder redeems all or a portion of his Units, the Redemption Price per Unit which he is entitled to receive from the Trustee will also include his accrued interest on the Bonds.

As of the first day of each month the Trustee will deduct from the Interest Account of a Trust amounts necessary to pay the expenses of such Trust. To the extent there are not sufficient funds in the Interest Account to pay Trust expenses, the Trustee is also entitled to withdraw from the Principal Account. The Trustee also may withdraw from the accounts such amounts it deems necessary to establish a reserve for any governmental charges payable out of a Trust. Amounts so withdrawn shall not be considered a part of the Trust’s assets until such time as the Trustee returns any part of such amounts to the appropriate account. In addition, the Trustee may withdraw from the Interest Account and the Principal Account such amounts as may be necessary to cover redemption of Units by the Trustee.

The Trustee has agreed to advance to a Trust the amount of accrued interest due on the Bonds from their respective issue dates or previous interest payment dates through the Date of Deposit. This accrued interest amount will be paid to the Sponsor as the holder of record of all Units on the first settlement date for the Units. Consequently, when the Sponsor sells Units of a Trust, the amount of accrued interest to be added to the Public Offering Price of the Units purchased by an investor will include only accrued interest from the day after the Date of Deposit through the date of settlement of the investor’s purchase (normally three business days after purchase), less any distributions from the Interest Account. The Trustee will recover its advances to a Trust (without interest or other cost to such Trust) from interest received on the Bonds deposited in such Trust.

Reports and Records

The Trustee shall furnish Holders in connection with each distribution a statement of the amount of interest and the amount of other receipts which are being distributed, expressed in each case as a dollar amount per Unit. In the event that the issuer of any of the Bonds fails to make payment when due of any interest or principal and such failure results in a change in the amount which would otherwise be distributed as a monthly distribution, the Trustee will, with the first such distribution following such failure, set forth in an accompanying statement, the issuer and the Bond, the amount of the reduction in the distribution per Unit resulting from such failure, the percentage of the aggregate principal amount of Bonds which such Bond represents and information regarding any disposition or legal action with respect to such Bond. Within a reasonable time after the end of each calendar year, the Trustee will furnish to each person who at any time during the calendar year was a Holder of record, a statement (1) as to the Interest Account: interest received, deductions for payment of applicable taxes and for fees and expenses of a Trust, redemptions of Units and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (2) as to the Principal Account: the dates of disposition of any Bonds and the net proceeds received therefrom (excluding any portion representing interest), deductions for payments of applicable taxes and for fees and expenses of a Trust, redemptions of Units, and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (3) a list of the Bonds held and the number of Units outstanding on the last business day of such calendar year; (4) the Redemption Price per Unit based upon the last computation thereof made during such calendar year; and (5) amounts actually distributed during such calendar year from the Interest Account and from the Principal Account.

The Trustee shall keep available for inspection by Holders at all reasonable times during usual business hours, books of record and account of its transactions as Trustee including records of the names and addresses of Holders, certificates issued or held, a current list of Bonds in the Portfolio of a Trust and a copy of the Trust Agreement.

Redemption of Units

Units may be tendered to the Trustee for redemption at its offices at 101 Barclay Street, New York, New York 10286, upon payment of any relevant tax. At the present time there are no specific taxes related to the redemption of the Units. No redemption fee will be charged by the Sponsor or the Trustee. Units redeemed by the Trustee will be canceled.

Certificates for Units to be redeemed must be properly endorsed or accompanied by a written instrument of transfer. Holders must sign exactly as their name appears on the face of the certificate with the signature guaranteed by an officer of a national bank or trust company or by a member of either the New York, Midwest or Pacific Stock Exchange. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority.

Within seven calendar days following such tender, the Holder will be entitled to receive in cash an amount for each Unit tendered equal to the Redemption Price per Unit. The “date of tender” is deemed to be the date on which Units are received by the Trustee, except as regards Units received after the close of trading on the New York Stock Exchange, the date of tender is the next day on which such Exchange is open for trading.

Accrued interest paid on redemption shall be withdrawn from the Interest Account, or, if the balance therein is insufficient, from the Principal Account. All other amounts paid on redemption shall be withdrawn from the Principal Account. The Trustee is empowered to sell Bonds in order to make funds available for redemption. Such sales could result in a sale of Bonds by the Trustee at a loss. To the extent Bonds are sold, the size and diversity of a Trust will be reduced.

The Trustee reserves the right to suspend the right of redemption and to postpone the date of payment of the Redemption Price per Unit for any period during which the New York Stock Exchange is closed or trading on that Exchange is restricted or during which (as determined by the Securities and Exchange Commission) an emergency exists as a result of which disposal or evaluation of the underlying Bonds is not reasonably practicable, or for such other periods as the Securities and Exchange Commission has by order permitted.

Computation of Redemption Price per Unit

The Redemption Price per Unit of a Trust is determined by the Trustee on the basis of the bid prices of the Bonds in such Trust as of the Evaluation Time on the date any such determination is made. The Redemption Price per Unit of a Trust is each Unit’s pro rata share, determined by the Trustee, of: (1) the aggregate value of the Bonds in such Trust on the bid side of the market (determined by the Evaluator as set forth below), (2) cash on hand in such Trust (other than funds covering contracts to purchase Bonds), and accrued and unpaid interest on the Bonds as of the date of computation, less (a) amounts representing taxes or governmental charges payable out of such Trust, (b) the accrued expenses of such Trust, and (c) cash held for distribution to Holders of such Trust of record as of a date prior to the evaluation. As of the close of the initial public offering period the Redemption Price per Unit will be reduced to reflect the organization costs per Unit of a Trust. To the extent that actual organization costs are less than the estimated amount, only the actual organization costs will be deducted from the assets of a Trust.

Purchase by the Sponsor of Units Tendered for Redemption

The Trust Agreement requires that the Trustee notify the Sponsor of any tender of Units for redemption. So long as the Sponsor maintains a bid in the secondary market, the Sponsor, prior to the close of business on the second succeeding business day, will purchase any Units tendered to the Trustee. Such a purchase by the Sponsor will be at the price so bid by making payment to the Holder in an amount not less than the Redemption Price and not later than the day on which the Units would otherwise have been redeemed by the Trustee.

The offering price of any Units resold by the Sponsor will be the Public Offering Price determined in the manner provided in this Prospectus. Any profit resulting from the resale of such Units will belong to the Sponsor. The Sponsor likewise will bear any loss resulting from a lower offering or redemption price subsequent to their acquisition of such Units.

SPONSOR

Citigroup Global Markets Inc. (“Citigroup Global Markets”), a New York corporation, was originally incorporated in Delaware in 1960 and traces its history through predecessor partnerships to 1873. On April 7, 2003, the name Salomon Smith Barney Inc. was changed to Citigroup Global Markets. On September 1, 1998, Salomon Brothers Inc. merged with and into Smith Barney Inc. (“Smith Barney”) with Smith Barney surviving the merger and changing its name to Salomon Smith Barney Inc. The merger of Salomon Brothers Inc. and Smith Barney followed the merger of their parent companies in November 1997. Citigroup Global Markets, an investment banking and securities broker-dealer firm, is a member of the New York Stock Exchange, Inc. and other major securities and commodities exchanges, the National Association of Securities Dealers, Inc. and the Securities Industry Association. Citigroup Global Markets is an indirect wholly-owned subsidiary of Citigroup Inc. Citigroup Global Markets or an affiliate is investment adviser, principal underwriter or distributor of 60 open-end investment companies and investment manager of 12 closed-end investment companies. Citigroup Global Markets also sponsors all Series of Corporate Securities Trust, Equity Focus Trusts, The Uncommon Values Trust and Tax Exempt Securities Trust, and acts as co-sponsor of most Series of Defined Assets Funds.

Limitations on Liability

The Sponsor is liable for the performance of its obligations arising from its responsibilities under the Trust Agreement, but will be under no liability to Holders for taking any action or refraining from any action in good faith or for errors in judgment. The Sponsor shall also not be responsible in any way for depreciation or loss incurred by reason of the sale of any Bonds, except in cases of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Responsibility

Although the Trusts are not actively managed as mutual funds are, the portfolios are reviewed periodically on a regular cycle. The Sponsor is empowered to direct the Trustee to dispose of Bonds when certain events occur that adversely affect the value of the Bonds. Such events include: default in payment of interest or principal, default in payment of interest or principal on other obligations of the same issuer, institution of legal proceedings, default under other documents adversely affecting debt service, decline in price or the occurrence of other market or credit factors, or decline in projected income pledged for debt service on revenue Bonds and advanced refunding that, in the opinion of the Sponsor, may be detrimental to the interests of the Holders. The Sponsor intends to provide Portfolio supervisory services for each Trust in order to determine whether the Trustee should be directed to dispose of any such Bonds.

It is the responsibility of the Sponsor to instruct the Trustee to reject any offer made by an issuer of any of the Bonds to issue new obligations in exchange and substitution for any Bonds pursuant to a refunding or refinancing plan. However, the Sponsor may instruct the Trustee to accept such an offer or to take any other action with respect thereto as the Sponsor may deem proper if the issuer is in default with respect to such Bonds or in the judgment of the Sponsor the issuer will probably default in respect to such Bonds in the foreseeable future.

Any obligations so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as Bonds originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Bonds the Trustee is required to give notice thereof to each Holder, identifying the Bonds eliminated and the Bonds substituted therefor. Except as stated in this and the preceding paragraph, the acquisition by a Trust of any securities other than the Bonds initially deposited in the Trust is prohibited.

Resignation

If the Sponsor resigns or becomes unable to perform its duties under the Trust Agreement, and no express provision is made for action by the Trustee in such event, the Trustee may appoint a successor sponsor or terminate the Trust Agreement and liquidate the Trusts.

TRUSTEE

The Trustee is The Bank of New York, a trust company organized under the laws of New York, having its offices at 2 Hanson Place, 12th Floor, Brooklyn, New York 11217. The Trustee is subject to supervision by the Superintendent of Banks of the State of New York, the Federal Deposit Insurance Company and the Board of Governors of the Federal Reserve System. In connection with the storage and handling of certain Bonds deposited in the Trust, the Trustee may use the services of The Depository Trust Company. These services may include safekeeping of the Bonds and coupon-clipping, computer book-entry transfer and institutional delivery services. The Depository Trust Company is a limited purpose trust company organized under the Banking Law of the State of New York, a member of the Federal Reserve System and a clearing agency registered under the Securities Exchange Act of 1934.

Limitations on Liability

The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of the disposition of any moneys, securities or certificates or in respect of any evaluation or for any action taken in good faith reliance on prima facie properly executed documents except in cases of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties. In addition, the Trustee shall not be personally liable for any taxes or other governmental charges imposed upon or in respect of a Trust which the Trustee may be required to pay under current or future law of the United States or any other taxing authority having jurisdiction.

Resignation

By executing an instrument in writing and filing the same with the Sponsor, the Trustee and any successor may resign. In such an event the Sponsor is obligated to appoint a successor trustee as soon as possible. If the Trustee becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, the Sponsor may remove the Trustee and appoint a successor as provided in the Trust Agreement. Such resignation or removal shall become effective upon the acceptance of appointment by the successor trustee. If no successor has accepted the appointment within thirty days after notice of resignation, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor. The resignation or removal of a trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee.

EVALUATOR

The Evaluator is Standard & Poor’s Securities Evaluations, Inc., a subsidiary of The McGraw-Hill Companies, Inc., with main offices located at 55 Water Street, New York, New York 10041.

Limitations on Liability

The Trustee, Sponsor and Holders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determination by the Evaluator under the Trust Agreement shall be made in good faith upon the basis of the best information available to it; provided, however, that the Evaluator shall be under no liability to the Trustee, the Sponsor, or Holders for errors in judgment. But this provision shall not protect the Evaluator in cases of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Responsibility

The Trust Agreement requires the Evaluator to evaluate the Bonds of a Trust on the basis of their bid prices on the last business day of June and December in each year, on the day on which any Unit of such Trust is tendered for redemption and on any other day such evaluation is desired by the Trustee or is requested by the Sponsor.

Resignation

The Evaluator may resign or may be removed by the joint action of the Sponsor and the Trustee. Should such removal occur, the Sponsor and the Trustee are to use their best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon the acceptance of appointment by a successor evaluator. If upon resignation of the Evaluator no successor has accepted appointment within thirty days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor.

AMENDMENT AND TERMINATION OF THE TRUST AGREEMENT

Amendment

The Sponsor and the Trustee have the power to amend the Trust Agreement without the consent of any of the Holders when such an amendment is (1) to cure any ambiguity or to correct or supplement any provision of the Trust Agreement which may be defective or inconsistent with any other provision contained therein, or (2) to make such other provisions as shall not adversely affect the interests of the Holders. However, the Trust Agreement may not be amended to increase the number of Units issuable or to permit the deposit or acquisition of securities either in addition to or in substitution for any of the Bonds initially deposited in a Trust. In the event of any amendment, the Trustee is obligated to notify promptly all Holders of the substance of such amendment.

Termination

The Trust Agreement provides that if the principal amount of Bonds held in Trust is less than 50% of the principal amount of the Bonds originally deposited in such Trust, the Trustee may in its discretion and will, when directed by the Sponsor, terminate such Trust. A Trust may be terminated at any time by 100% of the Holders. However, in no event may a Trust continue beyond the Mandatory Termination Date set forth under “Summary of Essential Information.” In the event of termination, written notice thereof will be sent by the Trustee to all Holders. Within a reasonable period after termination, the Trustee will sell any Bonds remaining in the affected Trust. Then after paying all expenses and charges incurred by such Trust, the Trustee will distribute to each Holder, upon surrender for cancellation of his certificate for Units, his pro rata share of the balances remaining in the Interest and Principal Account of such Trust.

MISCELLANEOUS

Legal Opinion

The legality of the Units has been passed upon by Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022, as special counsel for the Sponsor.

Independent Registered Public Accounting Firm

The statements of financial condition and portfolios of securities included in this Prospectus have been audited by KPMG LLP, independent registered public accounting firm, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing.

Performance Information

Sales material may compare tax-equivalent yields of long-term municipal bonds to long-term U.S. Treasury bonds and to the Bond Buyer Revenue Bond Index. Such information is based on past performance and is not indicative of future results. Yields on taxable investment are generally higher than those of tax-exempt securities of comparable maturity. While income from municipal bonds is exempt from federal income taxes, income from Treasuries is exempt from state and local taxes. Since Treasuries are considered to have the highest possible credit quality, the difference in yields is somewhat narrower than if compared to corporate bonds with similar ratings and maturities.

BOND RATINGS†

All ratings shown under Part A, “Portfolio of Securities,” except those identified otherwise, are by Standard & Poor’s.

Standard & Poor’s

A Standard & Poor’s corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers, or lessees. The bond rating is not a recommendation to purchase or sell a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor’s by the issuer and obtained by Standard & Poor’s from other sources it considers reliable. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information.

The ratings are based, in varying degrees, on the following considerations:

I.  Likelihood of default—capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II.  Nature of and provisions of the obligation; and

III.  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA—This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

† As described by the rating agencies.

AA—Bonds rated AA have a very strong capacity to pay interest and repay principal, and in the majority of instances they differ from AAA issues only in small degrees.

A—Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories.

BBB—Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for bonds in this category than for bonds in the higher-rated categories.

Plus (+) or Minus (–): To provide more detailed indications of credit quality, the ratings from “AA” to “BB” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter “p” following a rating indicates the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the issuance of the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. Accordingly, the investor should exercise his own judgment with respect to such likelihood and risk.

Conditional rating(s), indicated by “Con” are given to bonds for which the continuance of the security rating is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows and/or the security rating is conditional upon the issuance of insurance by the respective insurance company.

Moody’s

A brief description of the applicable Moody’s rating symbols and their meanings is as follows:

Aaa—Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa—Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. Aa bonds are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A—Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa—Bonds which are rated Baa are considered as medium grade obligations: i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Rating symbols may include numerical modifiers “1,” “2,” or “3.” The numerical modifier “1” indicates that the security ranks at the high end, “2” in the mid-range, and “3” nearer the low end of the generic category. These modifiers of rating symbols “Aa,” “A” and “Baa” are to give investors a more precise indication of relative debt quality in each of the historically defined categories.

Fitch Ratings

A brief description of the applicable Fitch Ratings’ rating symbols and their meanings is as follows:

AAA—These bonds are considered to be investment grade and of the highest quality. The obligor has an extraordinary ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA—These bonds are considered to be investment grade and of high quality. The obligor’s ability to pay interest and repay principal, while very strong, is somewhat less than for AAA rated securities or more subject to possible change over the term of the issue.

A—These bonds are considered to be investment grade and of good quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB—These bonds are considered to be investment grade and of satisfactory quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however are more likely to weaken this ability than bonds with higher ratings.

A “+” or a “–” sign after a rating symbol indicates relative standing in its rating.

FEDERAL TAX FREE VS. TAXABLE INCOME

This table shows the approximate yields which taxable securities must earn in various income brackets to produce, after federal income tax, returns equivalent to specified tax-exempt bond yields. The table is computed on the theory that the taxpayer’s highest bracket tax rate is applicable to the entire amount of any increase or decrease in his taxable income resulting from a switch from taxable to tax-exempt securities or vice versa. The table reflects projected effective federal income tax rates and tax brackets for the 2004 taxable year. Several of these rates were reduced under recent legislation and these rates are subject to change and several items of tax reduction under the 2004 tax legislation are scheduled to revert to prior law in future years unless made permanent by future legislation. Because the federal rate brackets are subject to adjustment based on changes in the Consumer Price Index, the taxable equivalent yields for subsequent years may vary somewhat from those indicated in the table. Use this table to find your tax bracket. Read across to determine the approximate taxable yield you would need to equal a return free of federal income tax.

2004 Tax Year

Taxable Income Bracket		Federal Tax Bracket	Tax Exempt Yield
Joint Return	Single Return		3.00%	3.50%	4.00%	4.50%	5.00%	5.50%
			Taxable Equivalent Yield
$ 0- 14,300	$ 0- 7,150	10.00%	3.33%	3.89%	4.44%	5.00%	5.56%	6.11%
$ 14,301- 58,100	$ 7,151- 29,050	15.00	3.53	4.12	4.71	5.29	5.88	6.47
$ 58,101-117,250	$ 29,051- 70,350	25.00	4.00	4.67	5.33	6.00	6.67	7.33
$117,251-178,650	$ 70,351-146,750	28.00	4.17	4.86	5.56	6.25	6.94	7.64
$178,651-319,100	$146,751-319,100	33.00	4.48	5.22	5.97	6.72	7.46	8.21
Over $319,100	Over $319,100	35.00	4.62	5.38	6.15	6.92	7.69	8.46

Note: This table reflects the following:

1	Taxable income, as reflected in the above table, equals federal adjusted gross income (AGI), less personal exemptions and itemized deductions. However, certain itemized deductions are reduced by the lesser of (i) three percent of the amount of the taxpayer’s AGI over $142,700, or (ii) 80 percent of the amount of such itemized deductions otherwise allowable. The effect of the three percent phase out on all itemized deductions as well as the effect of the 80 percent cap on overall itemized deductions is not reflected on this table. Federal income tax rules also provide that personal exemptions are phased out at a rate of two percent for each $3,100 (or fraction thereof) of AGI in excess of $214,050 for married taxpayers filing a joint tax return and $142,700 for single taxpayers. The effect of the phase out of personal exemptions is not reflected in the above table.
2	Interest earned on municipal obligations may be subject to the federal alternative minimum tax. This provision is not incorporated into the table.
3	The taxable equivalent yield table does not incorporate the effect of graduated rate structures in determining yields. Instead, the tax rates used are the highest marginal tax rates applicable to the income levels indicated within each bracket.
4	Interest earned on all municipal obligations may cause certain investors to be subject to tax on a portion of their Social Security and/or railroad retirement benefits. The effect of this provision is not included in the above table.

PROSPECTUS—Part C:

Note: Part C of this Prospectus may not be

distributed unless accompanied by Parts A and B.

TAX EXEMPT SECURITIES TRUST—THE STATE TRUSTS

Potential purchasers of the Units of a State Trust should consider the fact that the Trust’s Portfolio consists primarily of Bonds issued by the state for which such State Trust is named or its municipalities or authorities and realize the substantial risks associated with an investment in such Bonds. Each State Trust is subject to certain additional risk factors. The Sponsor believes the discussions of risk factors summarized below describe some of the more significant aspects of the State Trusts. The sources of such information are the official statements of issuers as well as other publicly available documents. While the Sponsor has not independently verified this information, it has no reason to believe that such information is not correct in all material respects. Investment in a State Trust should be made with an understanding that the value of the underlying Portfolio may decline with increases in interest rates.

New York Trust

Risk Factors—The following information represents special considerations regarding investment in New York municipal obligations. This information provides only a brief summary, it does not purport to be a complete description and is largely based on information drawn from Official Statements relating to securities offerings of New York municipal obligations available as of the date of this Prospectus. The Sponsor has not independently verified the accuracy and completeness of the information contained in such Official Statements.

There can be no assurance that current or future statewide, regional or national economic difficulties, and the resulting impact on New York State (the “State”) or local government finances generally, will not adversely affect the market value of New York municipal obligations held by the Trust or the ability of particular issues to make timely payments of debt service on these obligations.

Economic Trends

Over the long term, the State and the City of New York (the “City”) face serious potential economic problems. The City accounts for approximately 41% of the State’s population and personal income, and the City’s financial health affects the State in numerous ways. The State is the third most populous state in the nation and historically has been one of the wealthiest. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City also has had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

The State for many years has had a very high State and local tax burden relative to other states. The State and its localities have used these taxes to develop and maintain their transportation networks, public schools and colleges, public health systems, other social services and recreational facilities. Despite these benefits, the burden of State and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

New York State

The New York Economy

Like most states, New York continues to face significant fiscal challenges. The national recession,

in conjunction with the economic dislocation caused by the September 11 attacks, produced consecutive year-to-year declines in total tax receipts. Costs for employee pensions have increased dramatically, while Medicaid, welfare and other entitlement programs have also risen, reflecting the impact of the national recession and the jobless recovery that has followed. New York’s fiscal difficulties were also compounded by last year’s enacted budget process that resulted in spending growth in excess of recurring revenues. Nevertheless, flexible reserves, significantly increased when times were good, have not been depleted.

At the beginning of 2003, the State labor market appeared to be improving. For example, the size of the State’s employment loss for the fourth quarter of 2002 was estimated at about 44,000 from the same quarter of the prior year, compared with a 136,000 decline reported for the first quarter of the year. However, the employment growth anticipated by the State’s Division of the Budget (the “DOB”) failed to materialize, in part due to the geopolitical uncertainties. The State’s unemployment rate was 6.3 percent for 2003, 0.4 percentage points higher than projected. Personal income was also lower than forecast, despite higher than expected inflation. Overall, the performance of the New York economy was in line with expectations. Employment losses have stabilized, however, and growth is evident in several sectors. State nonagricultural employment is projected to rise 0.8 percent in 2004, the first increase in four years. Moreover, with the first sustained rise in equity prices in three years and interest rates remaining low, the outlook for the finance industry has brightened, improving prospects for bonuses and wages. Bonuses in the finance and insurance sector are projected to rise 11.7 percent in 2004-05, following growth of 23.2 percent for 2003-04. Total New York wages are expected to grow 5.1 percent in 2004, the best performance in four years. Personal income is also expected to increase by 5.1 percent in 2004, primarily reflecting the strength in wage growth. While the State’s rate of economic growth was somewhat slower than that of the nation for calendar years 1990 through 1998, the situation has been improving in recent years. In 1999, for the first time in 13 years, the economic growth rate of the State surpassed the national growth rate, and in 2000, the rates were essentially the same. In 2001, while the September 11 attacks resulted in a slowdown in New York that was more severe than to the nation as a whole, the gap between the national and State growth rates continues to narrow.

The risks to the State economic forecast are substantial. Chief among them is a more prolonged downturn in the financial sector than is currently projected, producing sharper declines in both employment and compensation. Since financial sector activity remains the largest risk to the State forecast, continued weakness in this sector would have a significant impact on the State’s prospects for economic recovery, while a sharp improvement in profits for the financial industry would likely have a significant beneficial impact on the State’s economy. Moreover, significant numbers of business relocations out of the State would likely result in slower job and income growth as well. The DOB believes that although the State is emerging from recession, the most recent data signals a more sluggish recovery than projected. The volatility of the financial markets is a significant source of risk to the State forecast. If the recent rise in equity prices and financial services activity fails to be sustained, industry profitability and associated compensation could be lower than anticipated. In addition, weaker than expected growth for both the national and international economies also could delay the onset of the State’s recovery. This would result in even slower employment and income growth than projected. In contrast, a stronger national economy than expected could result in stronger equity market growth and, in turn, a stronger demand for financial market services, fueling stronger income growth in that sector.

The State also has noted that there are additional risks to its forecast resulting from the uncertainties in the national economy as a whole. In particular, significant risks to the current economic forecast include: (i) global political instability, including the uncertain post-war environment in Iraq, and the Middle East in general; (ii) higher energy prices, which could delay the global recovery, reducing export growth below expectations; (iii) weakness of consumer spending or a failure of investment spending to commence growth during the year, which could result in a return to recessionary conditions; and (iv) the potential for future terrorist attacks on U.S. soil.

The 2003-04 State Financial Plan (current fiscal year) and Forecast for 2004-2006

On March 31, 2003, the State Legislature enacted appropriations for all State-supported, contingent contractual, and certain other debt service obligations for the entire 2003-04 fiscal year. On May 2, 2003, the Legislature completed action on the remaining appropriations and accompanying legislation constituting the budget for the 2003-04 fiscal year. The Governor vetoed substantial portions of the budget revisions enacted by the Legislature, but the Legislature overrode the vetoes on May 15, 2003. Accordingly, the DOB issued the Enacted Budget Financial Plan (“State Financial Plan”) on May 28, 2003, that reflected final action on the 2003-04 state budget by the Legislature. On July 30, 2003, the DOB issued the First Quarterly Update to the 2003-04 State Financial Plan (“July Update”), on October 30, 2003, the DOB issued the Mid-Year Update to the 2003-04 State Financial Plan (“Mid-Year Update”) and on January 26, 2004, the DOB issued the Third Quarterly Update to the 2003-04 State Financial Plan (“January Update”). On May 5, 2004, the DOB issued a supplement to the January Update (“May Supplement”). The 2003-04 Governor’s Executive Budget (the “Executive Budget”) reflected recommendations to close a combined 2002-03 and 2003-04 budget gap of over $11.5 billion. These recommendations included savings from a spending restraint of $6.3 billion, tobacco securitization proceeds of $3.8 billion, and revenue/fund increases of $1.4 billion. Assuming these budget recommendations were enacted in their entirety, the Executive Budget projected potential outyear budget gaps of $2.8 billion in 2004-05 and $4.1 billion in 2005-06.

According to the May Supplement, the DOB now estimates that the State ended the 2003-04 fiscal year on March 31, 2004, with a General Fund operating surplus of $308 million, or $47 million above the level projected in the January Update. The General Fund ended the 2003-04 fiscal year with a balance of $1.1 billion. The closing balance consists of dedicated balances held in the Tax Stabilization Reserve Fund ($794 million), the Contingency Reserve Fund ($21 million), and the Community Projects Fund ($262 million). The surplus, which is transferred separately from the 2003-04 fiscal year to the 2004-05 fiscal year through the tax refund reserve account, is not part of the closing balance.

Total General Fund receipts, including miscellaneous receipts and transfers from other funds, reached $42.33 billion in 2003-04. Year-end receipts were $57 million, or 0.1 percent, above the January Update. The variance results from higher- than-expected tax collections partially offset by lower-than-expected miscellaneous receipts collections ($44 million). In comparison to the State Financial Plan estimates, total General Fund receipts exceeded the forecast by $587 million, or 1.4 percent. The variance reflects the receipt of the $645 million federal revenue sharing grant, the acceleration of $400 million in tobacco securitization proceeds, and a net increase in tax, transfer and miscellaneous receipts collections ($298 million) partially offset by additional deposits into the tax refund reserve account ($756 million).

Spending in the General Fund was $42.06 billion in 2003-04, an increase of nearly $8.3 billion over 2002-03. The annual impact of payment deferrals, which had the effect of lowering 2002-03 spending by $1.9 billion and increasing 2003-04 spending by the same amount, accounted for $3.8 billion (46 percent) of the annual increase. Aside from the payment deferrals, Medicaid spending, driven mainly by caseload, utilization, and inflationary pressures, increased by nearly $2.3 billion, followed by growth in federal education aid, State pension costs, and pass-through aid related to World Trade Center recovery efforts.

The recently enacted federal economic stimulus legislation provides $20 billion nationwide in fiscal relief to states, of which the DOB expects New York to receive $2.1 billion over the next two State fiscal years. In order to manage cash flow, assure budget balance in the current fiscal year, and begin to address significant 2004-05 and 2005-06 budget gaps, the Governor has developed a fiscal management plan to reduce State operations costs, curtail non- essential spending, and identify other cost containment actions to bring the General Fund into balance. Based on the latest 2004-05 budget projections prior to Executive Budget recommendations to balance the budget, and after reflecting agreement on additional revenues from the consensus revenue process of $150 million to $500 million and new collective bargaining costs from pending labor agreements, the 2004- 05 budget gap is roughly $5 billion and the 2005-06 gap is roughly $6.7 billion. The Governor’s 2004-05 Executive Budget recommendations would completely balance the 2004-05 budget, and reduce the 2005-06 budget gap to roughly $2.9 billion.

Special Considerations

The attacks of September 11 and the lingering effects of the national recession are expected to have continued adverse financial consequences for the State. The DOB believes that their impact is adequately reflected in the current financial forecast, but the combined effect of both factors introduces significant uncertainty into the current State Financial Plan estimates. In the long term, the most significant risk is the possible loss of important economic activity in the State.

Another uncertainty is the assumed performance of the financial sector. The securities industry is more important to the State economy than to the national economy as a whole, amplifying the impact of continued volatility in the financial markets. The continuing erosion of investor confidence has had a major impact on Wall Street and the City economy. A further reduction in financial sector jobs coupled with a large negative change in stock market performance during the forecast horizon would result in wage and unemployment levels that are significantly different from those embodied in the current forecast. Equity market instability (fueled by poor earnings, accounting concerns, and fears of further terrorist attacks), a further escalation of tensions in the Middle East, and the resultant upward pressure on energy prices, a weakening of growth in consumer spending, and a failure of investment spending to rebound are all factors that are combining to produce a potential return to recessionary conditions. If global tensions resolve quickly, equity markets could strengthen more quickly than expected. If not, financial sector weakness, combined with weak domestic and global demand for State goods and services, will continue to have an adverse impact on the State’s economic recovery.

Recent events have increased the risks to the forecast for both employment and wages. Although the war with Iraq has ended, the threat of future terrorist acts still remains. Another attack targeted at New York City would once again disproportionately affect the State economy. Any other such shock that would have a strong and prolonged impact on the financial markets would also disproportionately affect New York State, resulting in lower income and employment growth than reflected in the current forecast. In addition, if the national and world economies grow more slowly than expected, demand for New York State goods and services would also be lower than projected, dampening employment and income growth relative to the forecast. In contrast, should the national and world economies grow faster than expected, a stronger upturn in stock prices, along with increased activity in mergers and acquisitions and IPOs is possible, resulting in higher wage growth than projected.

The State’s economic expansion is just starting to gain momentum, and forecasting at or near a business cycle turning point is fraught with risk. Moreover, the financial markets, which are so pivotal to the direction of the downstate economy, are currently in a state of extreme flux. In the wake of several high-profile scandals, the pace of both technological and regulatory change is as rapid as it has ever been. These circumstances compound even further the difficulty in projecting industry revenues and profits.

Many complex political, social and economic forces influence the State’s economy and finances, which may in turn affect the State’s Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the State’s control. The State Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Notwithstanding the numerous initiatives that the State and its localities may take to encourage economic growth and achieve balanced budgets, reductions in federal spending could materially and adversely affect the financial condition and budget projections of the State and its localities.

Ratings

Standard & Poor’s, Moody’s and Fitch Ratings currently rate the State’s general obligation bonds AA, A2 and AA–, respectively.

On December 19, 2000, Standard & Poor’s revised its rating on the State’s general obligation bonds from A+ to AA. On February 5, 2004, Standard & Poor’s reaffirmed its AA rating and its negative outlook on the State’s general obligation bonds. On December 6, 2002, Moody’s revised its outlook on the State’s general obligation bonds to stable from positive. On June 12, 2003, Moody’s reaffirmed its A2 rating and its stable outlook on the State’s general obligation bonds. On June 5, 2003, Fitch Ratings revised its rating on the State’s general obligation bonds from AA to AA–. On June 13, 2003, Fitch Ratings reaffirmed its AA– rating on the State’s general obligation bonds.

New York City

Overview

The City, with a population of approximately 8.0 million, is an international center of business and culture. Its non-manufacturing economy is broadly based, with the banking and securities, life insurance, communications, publishing, fashion design, retailing and construction industries accounting for a significant portion of the City’s total employment earnings. Additionally, the City is the nation’s leading tourist destination. Manufacturing activity in the City is conducted primarily in apparel and printing.

The Mayor is responsible for preparing the City’s financial plan, including the financial plan for the 2003 through 2007 fiscal years submitted to the State Financial Control Board (the “Control Board”) on June 30, 2003 (the “June 2003 Financial Plan”), and Modification No. 04-4 to the June 2003 Financial Plan and the financial plan for the 2005 through 2008 fiscal years submitted to the Control Board on June 29, 2004. The City’s projections set forth in the City Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Such assumptions and contingencies include the condition of the regional and local economies, the provision of State and federal aid, the impact on City revenues and expenditures of any future federal or State policies affecting the City and cost of future labor settlements. Implementation of the financial plan is also dependent upon the City’s ability to market its securities successfully. The financial plan is also dependent upon the ability to market the securities of other financing entities, including the New York City Municipal Water Finance Authority (the “Water Authority”) which issues debt secured by water and sewer revenues. In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City, Water Authority and other bonds and notes will be subject to prevailing market conditions. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.

The 2004-08 Financial Plan

For the 2003 fiscal year, the City’s General Fund had an excess of revenues over expenditures of $1.422 billion, before discretionary and other transfers, and achieved balanced operating results in accordance with GAAP, after discretionary and other transfers. The 2003 fiscal year is the twenty-third consecutive year that the City has achieved an excess of revenues over expenditures, before discretionary and other transfers, and balanced operating results, after discretionary and other transfers.

As required by law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City’s capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. On June 30, 2003, the City submitted to the Control Board the June 2003 Financial Plan for the 2003 through 2007 fiscal years, which relates to the City and certain entities which receive funds from the City, and which reflects changes as a result of the City’s expense and capital budgets for the 2004 fiscal year which were adopted on June 27, 2003. The June 2003 Financial Plan projects revenues and expenditures for the 2004 fiscal year balanced in accordance with GAAP, and projected gaps of $2.0 billion, $3.2 billion and $3.3 billion for fiscal years 2005 through 2007, respectively. This pattern of current year surplus operating results and projected subsequent year budget gaps has been consistent through the entire period since 1982, during which the City has achieved surplus operating results, before discretionary transfers, for each fiscal year. The June 2003 Financial Plan reflected reductions made during fiscal year 2003 in projected revenues for fiscal year 2004 and subsequent fiscal years of greater than $2 billion annually and annual increases in projected net expenditures of greater than $1 billion. The reduction in projected revenues was primarily due to a decline in projected tax revenues reflecting the September 11 attacks and a continued weak economy, which had resulted in lower wage earnings, lower corporate earnings, local job losses, a disruption in tourism and related spending and a decline in financial services sector profits and employee income. The June 2003 Financial Plan contained a gap-closing program which included expenditure reductions and an 18.49% property tax increase, a temporary increase in personal income tax rates for City residents with taxable income above specified amounts and a temporary increase in the City portion of the sales tax.

On June 29, 2004, the City submitted to the Control Board the Financial Plan for the 2004 through 2008 fiscal years (together with the June 2003 Financial Plan, as subsequently modified by financial plans submitted to the Control Board on November 18, 2003, January 23, 2004 and April 29, 2004, the “City Financial Plan”), which relates to the City and certain entities which receive funds from the City. The City Financial Plan projects revenues and expenditures for the 2004 and 2005 fiscal years balanced in accordance with GAAP, and projects gaps of $3.7 billion, $4.5 billion and $3.7 billion for fiscal years 2006 through 2008, respectively, after implementation of a gap-closing program, a pay-as-

you-go expenditure program for capital costs and a proposed tax program which requires State and City legislative approval and consists of a property tax rebate and an earned income tax credit. Increases in projected revenues since the June 2003 Financial Plan total $2.4 billion, $1.6 billion, $926 million and $907 million in fiscal years 2004 through 2007, respectively, including an increase in projected tax revenues of $1.9 billion, $1.0 billion, $792 million and $770 million in fiscal years 2004 through 2007, respectively, resulting primarily from increases in personal income and business tax revenues, primarily due to improved securities industry profits and the improving local and national economy, and increases in mortgage recording, real property transfer and sales tax revenues. In addition, projected net expenditures have increased since the June 2003 Financial Plan by $755 million, $2.1 billion, $1.7 billion and $2.2 billion in fiscal years 2004 through 2007, respectively.

The City Financial Plan sets forth gap-closing actions to eliminate the previously projected gap for the 2005 fiscal year and to reduce previously projected gaps for fiscal years 2006 and 2007. The gap-closing actions include: (i) reduced agency expenditures or increased revenues totaling $312 million and $389 million in fiscal years 2004 and 2005, respectively, and approximately $190 million in each of fiscal years 2006 and 2007; and (ii) assumed additional federal assistance totaling $50 million in fiscal year 2005 and State assistance totaling $400 million in each of fiscal years 2005 through 2007, which require the approval of the federal and State governments. The additional federal actions assumed in the City Financial Plan could include increased education, homeland security and other federal assistance. Additional State actions could include Medicaid cost containment, the State takeover of the City’s funding of Medicaid long-term care and Family Health Plus or other State assistance. The gap-closing actions set forth in the City Financial Plan are partially offset by a proposed property tax rebate for homeowners totaling $250 million in each of fiscal years 2005 through 2007, a proposed earned income tax credit for parents with annual earnings below a specified amount totaling between $50 million and $60 million in each of fiscal years 2005 through 2007 and debt prepayments and a pay-as-you-go expenditure program for capital costs reflecting increased spending of $100 million in fiscal year 2004, for a total of $200 million in fiscal year 2004 for debt prepayment and increased spending of $200 million for pay-as-you-go capital costs in each of fiscal years 2005 through 2007.

The City Financial Plan also reflects legislation enacted by the State Legislature, over the Governor’s veto, pursuant to which the Local Government Assistance Corporation (“LGAC”) is to make available to the City or its assignee $170 million annually. The City intends to assign the $170 million annual payment to the Sales Tax Asset Receivable Corporation (“STAR Corp.”), a local development corporation created to issue bonds to finance the cost of debt service on bonds of the Municipal Assistance Corporation for the City of New York (“MAC”) otherwise payable from City sales tax revenues. The STAR Corp. financing would make available to the City approximately $1 billion in fiscal year 2005 and $500 million annually in fiscal years 2006 through 2008 by reducing the amount of City revenues retained by MAC for its debt service or reimbursing the City for revenues already retained in the 2004 fiscal year. On August 6, 2003, the LGAC directors adopted a resolution stating that LGAC would not make the $170 million annual payment to the City, expressing legal and policy concerns with the legislation. On August 13, 2003, LGAC, its Chairperson, the DOB and its Director sued the City and the STAR Corp. challenging the constitutionality of the obligations of LGAC to make the $170 million annual payment and seeking to prevent the issuance of bonds by STAR Corp. The State Supreme Court granted the City’s and STAR Corp.’s motion for summary judgment. Plaintiffs appealed that decision to the State Appellate Division which, on March 4, 2004, upheld the obligations of LGAC to make the

$170 million annual payment. Plaintiffs appealed that decision to the State Court of Appeals which, on May 13, 2004, also upheld the obligation of LGAC to make such payments. On May 13, 2004, LGAC stated that it hopes the City and State will agree on an alternative plan that will allow the City to receive the full support it needs.

The City Financial Plan also reflects other proposed State assistance which requires the approval of the State government. The Governor has released the 2004-2005 Executive Budget, which will be considered for adoption by the State Legislature. The City estimates that the 2004-2005 Executive Budget, if adopted by the State Legislature, would provide the City with substantially less assistance than assumed in the City’s gap-closing program set forth in the City Financial Plan. In addition, as a result of recent court rulings, the City could face increased school funding costs, which could be determined during the State budget process. The nature and extent of the impact on the City of the federal and State budgets, when adopted, are uncertain, and no assurance can be given that federal or State actions included in the federal and State adopted budgets may not have a significant adverse impact on the City’s budget and the City Financial Plan.

Furthermore, the economic and financial condition of the City may be affected by various financial, social, economic, geo-political and/or other factors that could have a material effect on the City.

Special Considerations

The City Financial Plan is based on numerous assumptions, including the condition of the City’s and the region’s economies and the concomitant receipt of economically sensitive tax revenues in the amounts projected. In addition, other potential uncertainties include the following: (i) the effects of the September 11 attacks on the City economy; (ii) the rate of wage increases; (iii) the realization of projected interest earnings for pension fund assets and current assumptions with respect to wages for City employees affecting the City’s required pension fund contributions; (iv) the willingness and ability of the State to provide the aid contemplated by the City Financial Plan and to take various other actions to assist the City; (v) the ability of the New York City Health and Hospitals Corporation and other such entities to maintain balanced budgets; (vi) the willingness of the federal government to provide the amount of federal aid contemplated in the City Financial Plan; (vii) the impact on City revenues and expenditures of federal and State welfare reform and any future legislation affecting Medicare or other entitlement programs; (viii) adoption of the City’s budget by the City Council in substantially the forms submitted by the Mayor; (ix) the ability of the City to implement cost reduction initiatives, and the success with which the City controls expenditures; (x) the impact of conditions in the real estate market on real estate tax revenues; and (xi) the ability of the City and other financing entities to market their securities successfully in the public credit markets. The projections contained in the City Financial Plan may also be affected by the uncertainty relating to the State’s Financial Plan and to the U.S. economy, as a whole, as discussed above.

With respect to the impact of the September 11 attacks on the City, the City Financial Plan assumes that the City’s costs relating to September 11 will be paid in substantial part from federal aid and funds provided by the Transitional Finance Authority (“TFA”). The City is seeking to be reimbursed by the federal government for all of its direct costs (which are expected to be substantially lower than initially anticipated) for response and remediation of the World Trade Center site. The City also expects to receive federal funds for the costs of economic revitalization. The federal government has committed $21.4 billion for disaster assistance for New York, including disaster recovery and related activities, increased security and reconstruction of infrastructure and public facilities. Included in the $21.4 billion is $15.5 billion of appropriations for costs such as cleanup, economic development, job training, transit improvements, road reconstruction and grants to residents and businesses in lower Manhattan. It also includes approximately $5.5 billion allocated for redevelopment incentives for businesses located in the Liberty Zone (the area surrounding the World Trade Center site). In addition, the State legislature increased the financing capacity of the TFA by $2.5 billion to fund recovery costs and has authorized the TFA to issue debt without limit as to principal amount that is payable solely from State or federal disaster aid. It is currently not possible to quantify the long-term adverse impact of the September 11 attacks on the City and its economy, any offsetting economic benefits that may result from recovery and rebuilding activities, or the amount of additional resources from federal, State, City and other sources that will be required.

Although the City has maintained balanced budgets in each of its last twenty-three fiscal years, there can be no assurance that the gap-closing actions proposed in the City Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City’s economic base.

Finally, the sluggish pace of the current economic recovery at the national level does not bode well for a timely turnaround in the City’s economy. Coming out of past recessions, the City has typically lagged the nation’s recovery. This is largely due to the fact that the City’s economy does not gain much from the recovery in manufacturing that takes hold in the early phase of the up cycle, as well as the fact that demand for the City’s service sectors only picks up when a recovery is firmly in place. The current recovery cycle is not expected to be any different and could adversely affect the City’s economy.

Ratings

Standard & Poor’s, Moody’s and Fitch Ratings currently rate the City’s outstanding general obligation bonds A, A2 and A+, respectively.

On May 27, 2003, Standard & Poor’s revised its outlook to stable from negative on the City’s general obligation bonds. On July 30, 2004, Standard & Poor’s reaffirmed its A rating and its stable outlook on the City’s general obligation bonds. On November 15, 2001, Moody’s revised its outlook on the City’s general obligation bonds to negative from uncertain due to the disruptive effects of September 11 on the City’s economy and the effects of the national economic recession. On January 28, 2004, Moody’s revised its outlook on the City’s general obligation bonds to stable from negative. On August 17, 2004, Moody’s reaffirmed its A2 rating and its stable outlook on the City’s general obligation bonds. On July 9, 2004, Fitch Ratings reaffirmed its A+ rating and stable outlook on the City’s general obligation bonds.

Litigation

A number of court actions have been brought involving State finances. The court actions in which the State is a defendant generally involve State programs and miscellaneous tort, real property, and contract claims. The most significant litigation includes ongoing claims by several Indian Nations alleging wrongful possession of lands by the State and several counties, claims involving the adequacy of shelter allowances for families on public assistance, and the recent State Court of Appeals ruling that the State’s financing system for the City’s public schools was unconstitutional requiring the State to submit its remedy to the Court by July 30, 2004. In addition, in Jiggetts vs. Dowling, the State has implemented a court-ordered increase in the shelter allowance schedule for public assistance families effective November 1, 2003. The court has also directed the parties to return on March 30, 2004, for further proceedings. The State’s finances may also be affected by adverse rulings released to further collective bargaining agreements with State employee unions and federal disallowances or other federal actions. While the ultimate outcome and fiscal impact, if any, on the State of these or any other proceedings and claims are not currently predictable, adverse determinations in certain of them may have a material adverse effect upon the State’s ability to carry out the State Financial Plan.

The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 2003, amounted to approximately $4.5 billion. While the ultimate outcome and fiscal impact, if any, on the City of these outstanding claims are not currently predictable, adverse determinations on certain of them may have a material adverse effect upon the City’s ability to carry out the City Financial Plan.

New York Taxes—

In the opinion of bond counsel delivered on the dates the Bonds were issued (or in opinions to be delivered, in the case of when issued Bonds) the interest on the Bonds is exempt from New York State and City personal income taxes, except where such interest is subject to federal income taxes, as is described in “Taxes.”

In the opinion of Paul, Hastings, Janofsky & Walker LLP, special counsel for the Sponsor, under existing New York law:

Under the income tax laws of the State and City of New York, the Trust is not an association taxable as a corporation and income received by the Trust will be treated as the income of the Holders in the same manner as for federal income tax purposes. Accordingly, each Holder will be considered to have received the interest on its pro rata portion of each Bond when interest on the Bond is received by the Trust (or on earlier accrual, depending on the Holder’s method of accounting and depending on the existence of any original issue discount). A noncorporate Holder who is a New York State (and City) resident will be subject to New York State (and City) personal income taxes on any gain or market discount income recognized when it disposes of all or part of its pro rata portion of a Bond. A noncorporate Holder who is not a New York State resident will not be subject to New York State or City personal income taxes on any gain or market discount income recognized when it disposes of all or part of its pro rata portion of a Bond unless such Units are attributable to a business, trade, profession or occupation carried on in New York. A New York State (and City) resident should determine its tax basis for its pro rata portion of each Bond for New York State (and City) income tax purposes in the same manner as for federal income tax purposes. Interest income on, as well as any gain recognized on the disposition of, a Holder’s pro rata portion of the Bonds is generally not excludable from income in computing New York State and City franchise taxes on corporations or financial institutions.

Pennsylvania Trust

Risk Factors—Potential purchasers of Units of the Pennsylvania Trust should consider the fact that the Trust’s portfolio consists primarily of securities issued by the Commonwealth of Pennsylvania (the “Commonwealth”), its municipalities and authorities and should realize the substantial risks associated with an investment in such securities. The following information is a brief summary of factors affecting the economy of the Commonwealth and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of the Commonwealth, the latest of which is dated September 21, 2004. The Sponsor has not independently verified the information. The creditworthiness of obligations issued by local Pennsylvania issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth, and there is no responsibility on the part of the Commonwealth to make payments on such local obligations.

General Economic Conditions

A rebounding national economy that exceeded preliminary estimates for growth resulted in Commonwealth revenues exceeding the budget estimate for fiscal year 2004. As a result, the General Fund of the Commonwealth (the principal operating fund of the Commonwealth) was able to have an unappropriated surplus of $76.7 million, as of June 30, 2004, following a transfer of $190 million to the Budget Stabilization Reserve Fund (an emergency fund of the Commonwealth).

The Commonwealth’s economy historically has been dependent upon heavy industry, but has diversified recently into various services, particularly into medical and health services, education and financial services. Agricultural industries continue to be an important part of the economy, including not only the production of diversified food and livestock products, but substantial economic activity in agribusiness and food-related industries. Service industries currently employ the greatest share of nonagricultural workers, followed by the categories of trade and manufacturing. Future economic difficulties in any of these industries could have an adverse impact on the finances of the Commonwealth or its municipalities and could adversely affect the market value of the Bonds in the Pennsylvania Trust or the ability of the respective obligors to make payments of interest and principal due on such Bonds.

Indebtedness

General Obligation Bonds.    As of June 30, 2004, the Commonwealth had approximately $6.9 billion aggregate amount of its general obligation bonds outstanding. Although there can be no assurance that such conditions will continue, the Commonwealth’s general obligation bonds are currently rated AA with stable outlook by Standard & Poor’s, Aa2 by Moody’s and AA by Fitch Ratings.

City of Philadelphia/PICA.     The Pennsylvania Intergovernmental Cooperation Authority (“PICA”) was created by Commonwealth legislation in 1991 to assist the City of Philadelphia in remedying its fiscal emergencies. PICA has issued special tax revenue bonds on behalf of the City to cover budget shortfalls, to eliminate projected deficits and to fund capital spending. PICA also makes factual findings and recommendations to the City concerning its budgetary and fiscal affairs. The City is currently operating under the five year plan approved by PICA on July 7, 2004. PICA’s power to issue further bonds to finance capital projects expired on December 31, 1994. PICA’s power to issue bonds to finance cash flow deficits expired on December 31, 1995, but its authority to refund outstanding debt is unrestricted. PICA had approximately $770.7 million in special tax revenue bonds outstanding as of June 30, 2004. Although there can be no assurance that such conditions will continue, Philadelphia’s general obligation bonds are currently rated BBB with stable outlook by Standard & Poor’s, Baa1 by Moody’s and A– by Fitch Ratings.

City of Pittsburgh.    The City of Pittsburgh encountered significant financial difficulties during fiscal year 2003 which has caused it to cut many jobs and services for its residents. The City projects a financial deficit of $40 million for the 2004 fiscal year. As a result of these deficits, Pittsburgh’s credit rating has been lowered by the rating agencies. Pittsburgh’s general obligation bonds are currently rated BB with positive outlook by Standard & Poor’s, Ba1 by Moody’s and BB by Fitch Ratings.

Other Government Authorities and Organizations.    Certain Local Government Authorities and Commonwealth agencies and authorities issue debt obligations for which the General

Fund has no liability. The debt of these issuers is funded by assets of, or revenues derived from, the various projects financed or the particular issuer and is not a statutory or moral obligation of the Commonwealth.

Guam, Puerto Rico and the United States Virgin Islands.    The Pennsylvania Trust may purchase bonds issued by certain Guam, Puerto Rico and the United States Virgin Islands government authorities or organizations, in view of the tax-exempt status of those bonds under Pennsylvania law. (See the section entitled “Pennsylvania Taxes” for a more complete description of the tax-exempt status of such bonds.) Those bonds involve separate credit considerations that are not discussed in this Risk Factors section.

Pending Litigation

Certain litigation is pending against the Commonwealth that could adversely affect the ability of the Commonwealth to pay debt service on its obligations, including, as of February 1, 2004, suits relating to the following matters:

(i)  In 1987, the Pennsylvania Supreme Court held the statutory scheme for county funding of the judicial system to be in conflict with the Pennsylvania Constitution, but it stayed its judgment to permit enactment by the legislature of funding legislation consistent with the opinion. The Court appointed a special master to submit a plan for implementation and the special master recommended a four-phase transition to state funding of a unified judicial system, during each of which specified court employees would transfer into the state payroll system. Phase 1, involving the transfer of approximately 165 county-level court administrators, was implemented in legislation enacted in 1999. The remainder of the recommendation for later phases remains pending before the Pennsylvania Supreme Court.

(ii)  In March 1998, certain Philadelphia residents, the School District of Philadelphia and others brought suit in the United States District Court for the Eastern District of Pennsylvania against the Governor, the Secretary of Education and others alleging that the Commonwealth’s system for funding public schools has the effect of discriminating on the basis of race and violates Title VI of the Civil Rights Act of 1964. The district court dismissed the complaint, but in August 1999 the Third Circuit Court of Appeals reversed and remanded for further proceedings. On June 23, 2000, by agreement of the parties, the district court stayed all proceedings and placed the case in civil suspense. The U.S. Supreme Court and the U.S. Court of Appeals for the Third Circuit have decided other cases that imply that the claims now presented by the plaintiffs cannot proceed as pled. As a result, the plaintiff’s claims do not appear to present a viable claim in their current form. However, no party has taken action to lift the stay. Based on statements made in 2001, the defendants anticipate that one or more of the plaintiffs may seek to amend the complaint in an effort to state a claim for intentional discrimination under Title VI of the Civil Rights Act.

(iii)  PPG Industries has challenged the constitutionality of the manufacturing exemption from the capital stock/franchise tax insofar as it limits the exemption for headquarters property and payroll only to headquarters property and payroll attributable to manufacturing in Pennsylvania. On November 30, 2001, the Pennsylvania Supreme Court held that this limitation discriminates against interstate commerce and ordered the limitation to be eliminated from the capital stock/franchise tax. The Court also directed that the Commonwealth provide a retrospective remedy to taxpayers to include (1) refunds for taxpayers who suffered the discrimination,

(2) additional assessments against taxpayers who benefited from the unlawful limitation, or (3) some combination of the two, provided that the remedy does not discriminate against interstate commerce. The General Assembly has enacted legislation that presumptively cures the constitutional problem beginning after January 1, 1999. Such legislation has no effect on the years involved in the litigation. PPG filed a petition for reconsideration which was denied on February 1, 2002. The retrospective remedy announced by the Commonwealth on April 29, 2002, appears to be revenue neutral for in-state manufacturers. However, out-of-state manufacturers have appealed, and those appeals remain pending.

(iv)  Unisys Corporation and numerous other taxpayers challenged the three-factor apportionment formula used for the apportionment of capital stock value in the Pennsylvania franchise tax. In a decision issued in March 1999, the Commonwealth Court held for the taxpayer on statutory grounds, but denied its constitutional claims. Both the Commonwealth and the taxpayer appealed to the Pennsylvania Supreme Court, which held oral argument in December 2000. On October 25, 2002, the court issued a decision reversing the holding of the Commonwealth Court and upholding the Commonwealth’s statutory apportionment formula. Unisys filed a petition for certiorari to the U.S. Supreme Court, which was denied. This decision has very limited applicability to the numerous cases pending which raise the identical issue and which collectively involve undetermined but significant dollars.

(v)  Twenty or more insurance companies have challenged the Department of Revenue’s application of portions of the Life and Health Guarantee Association Act of 1982. The Act establishes a funding mechanism to fulfill defaulted obligations under life and health insurance policies and annuity contracts to insured Pennsylvania residents. Insurance companies are assessed to provide the funds due to Pennsylvania residents insured from other insurance companies that have become insolvent or are otherwise in default. A provision in the Act allows assessed insurance companies to claim a credit for these assessments against their Pennsylvania gross premiums tax liability. Life and health insurance premiums have always been subject to the premium tax and there is no dispute that companies may claim credit for life and health assessments. Annuity considerations, however, were taxed for approximately a three-year period, 1992-1995. Some annuity considerations were subject to tax, others were not. The Department of Revenue ultimately decided to allow credits for assessments paid on taxable annuity considerations, but not for assessments paid on non-taxable annuities. The insurance companies want the credit for assessments paid on all annuities, both during the period that annuities were taxed and going forward. Settlement negotiations continue and the matter is also being prepared for litigation. Estimates of refund potential range from $50 million to $300 million.

Pennsylvania Taxes—

Under current law, Messrs. Drinker Biddle & Reath LLP, special Pennsylvania counsel on Pennsylvania tax matters, is of the opinion that:

Income received by a Holder attributable to interest realized by the Pennsylvania Trust from bonds issued by the Commonwealth of Pennsylvania, any public authority, commission, board or other agency created by the Commonwealth of Pennsylvania or any public authority created by any such political subdivision (“Pennsylvania Bonds”), bonds or other obligations issued by the Government of Guam or by its authority, bonds issued by the Government of Puerto Rico or by its authority and bonds issued by the Government of the United States Virgin Islands or by a municipality thereof (collectively, “Possession Bonds”) is not taxable to individuals, estates or trusts under the Personal Income Tax imposed by Article III of the Tax Reform Code of 1971; to corporations under the Corporate Net Income Tax imposed by Article IV of the Tax Reform Code of 1971; nor to individuals under the Philadelphia School District Net Income Tax (the “School District Tax”) imposed on Philadelphia resident individuals under the authority of the act of August 9, 1963, P.L. 640.

Income received by a Holder attributable to gain or the sale or other disposition by the Pennsylvania Trust of Pennsylvania Bonds and Possession Bonds will be taxable under the Personal Income Tax, the Corporate Net Income Tax and the School District Tax, except that income attributable to gain on such sales or other dispositions attributable to such investments held for more than six months will not be taxable under the School District Tax.

Likewise, gain on the disposition of a Unit will be taxable under the Personal Income Tax, the Corporate Net Income Tax and the School District Tax, except that gain realized with respect to a Unit held for more than six months will not be taxable under the School District Tax.

Pennsylvania Trust Units may be subject to tax in the estate of a resident decedent under the Pennsylvania inheritance and estate taxes.

TAX FREE VS. TAXABLE INCOME

The following table shows the approximate yield which taxable securities must earn in various income brackets to equal tax exempt yields under combined federal and state individual income tax rates. This table reflects projected federal income tax rates and tax brackets for the 2004 taxable year under recently passed legislation, and state income tax rates that were available on the date of the Prospectus. These rates are subject to change and several items of the tax reduction are scheduled to revert to prior law in future years unless made permanent by future legislation. Because the federal rate brackets are subject to adjustment based on changes in the Consumer Price Index, the taxable equivalent yields for subsequent years may be lower than indicated. A table is computed on the theory that the taxpayer’s highest bracket tax rate is applicable to the entire amount of any increase or decrease in taxable income (after allowance for any resulting change in state income tax) resulting from a switch from taxable to tax-free securities or vice versa. Variations between state and federal allowable deductions and exemptions are generally ignored. The state tax is thus computed by applying to the federal taxable income bracket amounts shown in the table the appropriate state rate for those same dollar amounts. For example, a married couple living in the State of New York and filing a Joint Return with $53,000 in taxable income for the 2004 tax year would need a taxable investment yielding 6.31% in order to equal a tax-free return of 5.00%. Use the appropriate table to find your tax bracket. Read across to determine the approximate taxable yield you would need to equal a return free of federal income tax and state income tax.

STATE OF NEW YORK

2004 Tax Year

			TAX EXEMPT YIELD
Taxable Income Bracket			3.00%	3.50%	4.00%	4.50%	5.00%	5.50%
Joint Return	Single Return	Approx. Combined Federal & State Tax Rate	TAXABLE EQUIVALENT YIELD
$ 0 - 14,300	$ 0 - 7,150	13.60%	3.47%	4.05%	4.63%	5.21%	5.79%	6.37%
$ 14,301 - 16,000	$ 7,151 - 8,000	18.40	3.68	4.29	4.90	5.51	6.13	6.74
$ 16,001 - 22,000	$ 8,001 - 11,000	18.83	3.70	4.31	4.93	5.54	6.16	6.78
$ 22,001 - 26,000	$ 11,001 - 13,000	19.46	3.72	4.35	4.97	5.59	6.21	6.83
$ 26,001 - 40,000	$ 13,001 - 20,000	20.02	3.75	4.38	5.00	5.63	6.25	6.88
$ 40,001 - 58,100	$ 20,001 - 29,050	20.82	3.79	4.42	5.05	5.68	6.31	6.95
$ 58,101 - 117,250	$ 29,051 - 70,350	30.14	4.29	5.01	5.73	6.44	7.16	7.87
$117,251 - 150,000	$ 70,351 - 100,000	32.93	4.47	5.22	5.96	6.71	7.46	8.20
$150,001 - 178,650	$100,001 - 146,750	33.31	4.50	5.25	6.00	6.75	7.50	8.25
$178,651 - 319,100	$146,751 - 319,000	37.94	4.83	5.64	6.45	7.25	8.06	8.86
$319,101 - 500,000	$319,001 - 500,000	39.79	4.98	5.81	6.64	7.47	8.30	9.14
Over $500,000	Over $500,000	40.01	5.00	5.83	6.67	7.50	8.33	9.17

Note:  This table reflects the following:

1	Taxable income, as reflected in the above table, equals federal adjusted gross income (AGI), less personal exemptions and itemized deductions. However, certain itemized deductions are reduced by the lesser of (i) three percent of the amount of the taxpayer’s AGI over $142,700, or (ii) 80 percent of the amount of such itemized deductions otherwise allowable. The effect of the three percent phase out on all itemized deductions as well as the effect of the 80 percent cap on overall itemized deductions is not reflected on this table. Federal income tax rules also provide that personal exemptions are phased out at a rate of two percent for each $3,100 (or fraction thereof) of AGI in excess of $214,050 for married taxpayers filing a joint tax return and $142,700 for single taxpayers. The effect of the phase out of personal exemptions it not reflected in the above table.
2	Interest earned on municipal obligations may be subject to the federal alternative minimum tax. This provision is not incorporated into the table.
3	The taxable equivalent yield table does not incorporate the effect of graduated rate structures in determining yields. Instead, the tax rates used are the highest marginal tax rates applicable to the income levels indicated within each bracket.
4	Interest earned on all municipal obligations may cause certain investors to be subject to tax on a portion of their Social Security and/or railroad retirement benefits. The effect of this provision in not included in the above table.

CITY OF NEW YORK

2004 Tax Year
Taxable Income Bracket	Approx. Combined Federal, State & New York City Tax Rate	TAX EXEMPT YIELD
		3.00%	3.50%	4.00%	4.50%	5.00%	5.50%
		TAXABLE EQUIVALENT YIELD
		JOINT RETURN
$ 0 - 14,300	16.22%	3.58%	4.18%	4.77%	5.37%	5.97%	6.56%
$ 14,301 - 16,000	20.87	3.79	4.42	5.06	5.69	6.32	6.95
$ 16,001 - 21,600	21.30	3.81	4.45	5.08	5.72	6.35	6.99
$ 21,601 - 22,000	21.83	3.84	4.48	5.12	5.76	6.40	7.04
$ 22,001 - 26,000	22.47	3.87	4.51	5.16	5.80	6.45	7.09
$ 26,001 - 40,000	23.02	3.90	4.55	5.20	5.85	6.50	7.14
$ 40,001 - 45,000	23.83	3.94	4.59	5.25	5.91	6.56	7.22
$ 45,001 - 58,100	23.87	3.94	4.60	5.25	5.91	6.57	7.22
$ 58,101 - 90,000	32.83	4.47	5.21	5.96	6.70	7.44	8.19
$ 90,001 - 117,250	32.87	4.47	5.21	5.96	6.70	7.45	8.19
$117,251 - 150,000	35.56	4.66	5.43	6.21	6.98	7.76	8.53
$150,001 - 178,650	36.32	4.71	5.50	6.28	7.07	7.85	8.64
$178,651 - 319,100	40.74	5.06	5.91	6.75	7.59	8.44	9.28
$319,101 - 500,000	42.51	5.22	6.09	6.96	7.83	8.70	9.57
Over $500,000	42.90	5.25	6.13	7.00	7.88	8.76	9.63

		SINGLE RETURN
$ 0 - 7,150	16.22%	3.58%	4.18%	4.77%	5.37%	5.97%	6.56%
$ 7,151 - 8,000	20.87	3.79	4.42	5.06	5.69	6.32	6.95
$ 8,001 - 11,000	21.30	3.81	4.45	5.08	5.72	6.35	6.99
$ 11,001 - 12,000	21.93	3.84	4.48	5.12	5.76	6.40	7.05
$ 12,001 - 13,000	22.47	3.87	4.51	5.16	5.80	6.45	7.09
$ 13,001 - 20,000	23.02	3.90	4.55	5.20	5.85	6.50	7.14
$ 20,001 - 25,000	23.83	3.94	4.59	5.25	5.91	6.56	7.22
$ 25,001 - 29,050	23.87	3.94	4.60	5.25	5.91	6.57	7.22
$ 29,051 - 50,000	32.83	4.47	5.21	5.96	6.70	7.44	8.19
$ 50,001 - 70,350	32.87	4.47	5.21	5.96	6.70	7.45	8.19
$ 70,351 - 100,000	35.56	4.66	5.43	6.21	6.98	7.76	8.53
$100,001 - 146,750	36.32	4.71	5.50	6.28	7.07	7.85	8.64
$146,751 - 319,100	40.74	5.06	5.91	6.75	7.59	8.44	9.28
$319,101 - 500,000	42.51	5.22	6.09	6.96	7.83	8.70	9.57
Over $500,000	42.90	5.25	6.13	7.00	7.88	8.76	9.63

Note:  This table reflects the following:

1	Taxable income, as reflected in the above table, equals federal adjusted gross income (AGI), less personal exemptions and itemized deductions. However, certain itemized deductions are reduced by the lesser of (i) three percent of the amount of the taxpayer’s AGI over $142,700, or (ii) 80 percent of the amount of such itemized deductions otherwise allowable. The effect of the three percent phase out on all itemized deductions as well as the effect of the 80 percent cap on overall itemized deductions is not reflected on this table. Federal income tax rules also provide that personal exemptions are phased out at a rate of two percent for each $3,100 (or fraction thereof) of AGI in excess of $214,050 for married taxpayers filing a joint tax return and $142,700 for single taxpayers. The effect of the phase out of personal exemptions is not reflected in the above table.
2	Interest earned on municipal obligations may be subject to the federal alternative minimum tax. This provision is not incorporated into the table.
3	The taxable equivalent yield table does not incorporate the effect of graduated rate structures in determining yields. Instead, the tax rates used are the highest marginal tax rates applicable to the income levels indicated within each bracket.
4	Interest earned on all municipal obligations may cause certain investors to be subject to tax on a portion of their Social Security and/or railroad retirement benefits.

COMMONWEALTH OF PENNSYLVANIA

2004 Tax Year

Taxable Income Bracket		Approx. Combined Federal & State Tax Rate	TAX EXEMPT YIELD
			3.00%	3.50%	4.00%	4.50%	5.00%	5.50%

Joint Return	Single Return		TAXABLE EQUIVALENT YIELD
$ 0 - 14,300	$ 0 - 7,150	12.76%	3.44%	4.01%	4.59%	5.16%	5.73%	6.30%
$ 14,301 - 58,100	$ 7,151 - 29,050	17.61	3.64	4.25	4.85	5.46	6.07	6.68
$ 58,101 - 117,250	$ 29,051 - 70,350	27.30	4.13	4.81	5.50	6.19	6.88	7.57
$117,251 - 142,700	$ 70,351 - 142,700	30.21	4.30	5.02	5.73	6.45	7.16	7.88
$142,701 - 178,650	$142,701 - 146,750	30.21	4.30	5.02	5.73	6.45	7.16	7.88
$178,651 - 319,100	$146,751 - 319,100	35.06	4.62	5.39	6.16	6.93	7.70	8.47
Over $319,100	Over $319,100	37.00	4.76	5.56	6.35	7.14	7.94	8.73

Note:  This table reflects the following:

1	Taxable income, as reflected in the above table, equals federal adjusted gross income (AGI), less personal exemptions and itemized deductions. However, certain itemized deductions are reduced by the lesser of (i) three percent of the amount of the taxpayer’s AGI over $142,700, or (ii) 80 percent of the amount of such itemized deductions otherwise allowable. The effect of the three percent phase out on all itemized deductions as well as the effect of the 80 percent cap on overall itemized deductions is not reflected on this table. Federal income tax rules also provide that personal exemptions are phased out at a rate of two percent for each $3,100 (or fraction thereof) of AGI in excess of $214,050 for married taxpayers filing a joint tax return and $142,700 for single taxpayers. The effect of the phase out of personal exemptions is not reflected in the above table.
2	Interest earned on municipal obligations may be subject to the federal alternative minimum tax. This provision is not incorporated into the table.
3	The taxable equivalent yield table does not incorporate the effect of graduated rate structures in determining yields. Instead, the tax rates used are the highest marginal tax rates applicable to the income levels indicated within each bracket.
4	Interest earned on all municipal obligations may cause certain investors to be subject to tax on a portion of their Social Security and/or railroad retirement benefits. The effect of this provision is not included in the above table.

TAX EXEMPT

SECURITIES TRUST

11,500 Units            Dated September 17, 2004

PROSPECTUS

This Prospectus does not contain all of the information with respect to the Trust set forth in its registration statements filed with the Securities and Exchange Commission, Washington, DC under the Securities Act of 1933 (file nos. 333-113124, 333-117414 and 333-111206) and the Investment Company Act of 1940 (file no. 811-2560), and to which reference is hereby made. Information may be reviewed and copied at the Commission’s Public Reference Room, and information on the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Copies may be obtained from the SEC by:

•	electronic request (after paying a duplicating fee) at the following E-mail address: publicinfo@sec.gov
•	visiting the SEC internet address: http://www.sec.gov
•	writing: Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, DC 20549-6009

Index		Sponsor:
Investment Summary	A-2

Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

(212) 816-6000

Trustee:

The Bank of New York

2 Hanson Place, 12th Floor

Brooklyn, New York 11217

(877) 363-3613

This Prospectus does not constitute an offer

to sell, or a solicitation of an offer to buy,

securities in any state to any person to whom

it is not lawful to make such offer in such

state.

Summary of Essential Information	A-7
Portfolio Summary as of Date of Deposit	A-10
Report of Independent Registered Public Accounting Firm	A-12
Statements of Financial Condition	A-13
Portfolios	A-14
Notes to Portfolios of Securities	A-20
Tax Exempt Securities Trust	B-1
Risk Factors	B-2
Taxes	B-10
Expenses and Charges	B-14
Public Offering	B-15
Rights of Holders	B-20
Sponsor	B-24
Trustee	B-25
Evaluator	B-26
Amendment and Termination of the Trust Agreement	B-26
Miscellaneous	B-27
Bond Ratings	B-27
Federal Tax Free vs. Taxable Income	B-30
The State Trusts	C-1
Tax Free vs. Taxable Income	C-15

No person is authorized to give any information or to make any representations with respect to this Trust not contained in this Prospectus and you should not rely on any other information. The Trust is registered as a unit investment trust under the Investment Company Act of 1940. Such registration does not imply that the Trust or any of its Units have been guaranteed, sponsored, recommended or approved by the United States or any other state or any agency or office thereof.

© 2004 Citigroup Global Markets Inc. Member NASD/SIPC. Smith Barney is a division and service mark of Citigroup Global Markets Inc. and its affiliates and is used and registered throughout the world. CITIGROUP and the Umbrella Device are trademarks and service marks of Citicorp or its affiliates and are used and registered throughout the world.	UT 6994 (09/04)